Exhibit (c)(4) Strictly Confidential Project Gaia Preliminary Valuation Presentation to the Special Committee of LINE Merrill Lynch Japan Securities Investment Banking Division December 11, 2019Exhibit (c)(4) Strictly Confidential Project Gaia Preliminary Valuation Presentation to the Special Committee of LINE Merrill Lynch Japan Securities Investment Banking Division December 11, 2019

Strictly Confidential Notice to Recipient Confidential We understand that LINE Corporation (“LINE”) is considering whether or not it will recommend to its shareholders a transaction whereby SoftBank Corp. (“SoftBank”) and NAVER Corporation (“NAVER”) would take LINE private by launching a joint tender offer (the “Tender Offer”) to acquire all of the outstanding shares of common stock of LINE (including American Depositary Shares) (the “Common Shares”) for cash (the “Consideration”). We understand that share options (the “Share Options”) and convertible bonds (the “Convertible Bonds”, and together with the Share Options and the Common Shares, in each case other than those owned by NAVER or by LINE as treasury shares, collectively, the “Target Shares”) of LINE would also be acquired in the Tender Offer. In the event that following the Tender Offer, a portion of the Target Shares have not been tendered and acquired, SoftBank and NAVER will conduct a squeeze out transaction to acquire the Target Shares not tendered in the Tender Offer for the same amount as the tender offer price to LINE shareholders in the Tender Offer (collectively, the “Transaction”). The Special Committee of the Board of Directors (the “Committee”) of LINE has requested that Merrill Lynch Japan Securities Co., Ltd. (herein referred to as “we” or “us”) conduct an analysis of the Consideration to be paid in the Transaction (the “Analysis”) for the use of the Committee. At the direction of the Committee, the Analysis has been prepared as a valuation based on the information provided by or on behalf of the Committee or LINE to us and publicly available information as of December 4, 2019, except as otherwise set forth in the Analysis and based on the assumptions described below. In conducting the Analysis, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the management of LINE that they are not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to internal financial and operating information with respect to the business, operations and prospects of LINE furnished to or discussed with us by the management of LINE, including certain financial forecasts relating to LINE prepared by the management of LINE (such forecasts, the “LINE Forecasts”), we have been advised by LINE, and have assumed, at the direction of the Committee, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of LINE as to the future financial performance of LINE. We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of LINE, nor have we made any physical inspection of the properties or assets of LINE. We have not evaluated the solvency or fair value of LINE or Z Holdings Corporation (“ZHD”) under any applicable laws relating to bankruptcy, insolvency or similar matters. We have assumed, at the direction of the Committee, that the Transaction will be consummated in accordance with its terms currently contemplated, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on LINE or the contemplated benefits of the Transaction. The Analysis is based upon financial information prepared in accordance with [International Financial Reporting Standards]. The Analysis does not express any view or opinion as to any terms or other aspects of the Transaction (other than the Consideration, and subject to the assumptions and qualifications, expressly specified herein), including, without limitation, the form or structure of the Transaction. As you are aware, we were not requested to, and did not, solicit indications of interest or proposals from third parties regarding a possible acquisition of all or any part of LINE or any alternative transaction. The Analysis does not express any opinion or view with respect to any consideration received in connection with the Transaction by the holders of any class of securities, creditors or other constituencies of any party. In addition, the Analysis does not express any opinion or view with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Transaction, or class of such persons, relative to the Consideration. Furthermore, the Analysis does not express any opinion or view as to the relative merits of the Transaction in comparison to other strategies or transactions that might be available to LINE or in which LINE might engage or as to the underlying business decision of LINE to proceed with or effect the Transaction. In addition, the Analysis does not express any opinion or recommendation as to how any shareholder should vote or act in connection with the Transaction or any related matter. We have acted as financial advisor to the Committee of LINE in connection with the Transaction and will receive a fee for our services, a substantial portion of [which is contingent upon consummation of the Tender Offer]. In addition, LINE has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement. We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of LINE, ZHD, NAVER, Softbank, and certain of their respective affiliates. We and our affiliates in the past have provided and may be currently providing or may provide in the future, investment banking, commercial banking and other financial services to LINE, ZHD, NAVER, Softbank and their respective affiliates and have received or in the future may receive compensation for the rendering of these services, including having acted as the Dealer Manager and Consent Solicitation Agent of an exchange offer and consent solicitation for SoftBank Group Corp’s 2015 Notes in March 2018, the Joint Global Coordinator of a US $3.3bn bond offering for Softbank Group Corp in April 2018, and International Active Joint Bookrunner for the initial public offering of SoftBank Corp. which listed and priced in December 2018. It is understood that the Analysis is for the benefit and use of the Committee of LINE in its capacity as such in connection with and for purposes of its evaluation of the Consideration and is not rendered to or for the benefit of, and shall not confer rights or remedies upon, any other person. The Analysis may not be disclosed, referred to, or communicated (in whole or in part) to any third party, nor shall any public reference to us be made, for any purpose whatsoever except with our prior written consent in each instance. Except as otherwise stated, the Analysis is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect the Analysis, and we do not have any obligation to update, revise, or reaffirm the Analysis. We do not provide any legal, accounting or tax-related advice. All rights reserved by Merrill Lynch Japan Securities Co., Ltd.Strictly Confidential Notice to Recipient Confidential We understand that LINE Corporation (“LINE”) is considering whether or not it will recommend to its shareholders a transaction whereby SoftBank Corp. (“SoftBank”) and NAVER Corporation (“NAVER”) would take LINE private by launching a joint tender offer (the “Tender Offer”) to acquire all of the outstanding shares of common stock of LINE (including American Depositary Shares) (the “Common Shares”) for cash (the “Consideration”). We understand that share options (the “Share Options”) and convertible bonds (the “Convertible Bonds”, and together with the Share Options and the Common Shares, in each case other than those owned by NAVER or by LINE as treasury shares, collectively, the “Target Shares”) of LINE would also be acquired in the Tender Offer. In the event that following the Tender Offer, a portion of the Target Shares have not been tendered and acquired, SoftBank and NAVER will conduct a squeeze out transaction to acquire the Target Shares not tendered in the Tender Offer for the same amount as the tender offer price to LINE shareholders in the Tender Offer (collectively, the “Transaction”). The Special Committee of the Board of Directors (the “Committee”) of LINE has requested that Merrill Lynch Japan Securities Co., Ltd. (herein referred to as “we” or “us”) conduct an analysis of the Consideration to be paid in the Transaction (the “Analysis”) for the use of the Committee. At the direction of the Committee, the Analysis has been prepared as a valuation based on the information provided by or on behalf of the Committee or LINE to us and publicly available information as of December 4, 2019, except as otherwise set forth in the Analysis and based on the assumptions described below. In conducting the Analysis, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the management of LINE that they are not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to internal financial and operating information with respect to the business, operations and prospects of LINE furnished to or discussed with us by the management of LINE, including certain financial forecasts relating to LINE prepared by the management of LINE (such forecasts, the “LINE Forecasts”), we have been advised by LINE, and have assumed, at the direction of the Committee, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of LINE as to the future financial performance of LINE. We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of LINE, nor have we made any physical inspection of the properties or assets of LINE. We have not evaluated the solvency or fair value of LINE or Z Holdings Corporation (“ZHD”) under any applicable laws relating to bankruptcy, insolvency or similar matters. We have assumed, at the direction of the Committee, that the Transaction will be consummated in accordance with its terms currently contemplated, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on LINE or the contemplated benefits of the Transaction. The Analysis is based upon financial information prepared in accordance with [International Financial Reporting Standards]. The Analysis does not express any view or opinion as to any terms or other aspects of the Transaction (other than the Consideration, and subject to the assumptions and qualifications, expressly specified herein), including, without limitation, the form or structure of the Transaction. As you are aware, we were not requested to, and did not, solicit indications of interest or proposals from third parties regarding a possible acquisition of all or any part of LINE or any alternative transaction. The Analysis does not express any opinion or view with respect to any consideration received in connection with the Transaction by the holders of any class of securities, creditors or other constituencies of any party. In addition, the Analysis does not express any opinion or view with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Transaction, or class of such persons, relative to the Consideration. Furthermore, the Analysis does not express any opinion or view as to the relative merits of the Transaction in comparison to other strategies or transactions that might be available to LINE or in which LINE might engage or as to the underlying business decision of LINE to proceed with or effect the Transaction. In addition, the Analysis does not express any opinion or recommendation as to how any shareholder should vote or act in connection with the Transaction or any related matter. We have acted as financial advisor to the Committee of LINE in connection with the Transaction and will receive a fee for our services, a substantial portion of [which is contingent upon consummation of the Tender Offer]. In addition, LINE has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement. We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of LINE, ZHD, NAVER, Softbank, and certain of their respective affiliates. We and our affiliates in the past have provided and may be currently providing or may provide in the future, investment banking, commercial banking and other financial services to LINE, ZHD, NAVER, Softbank and their respective affiliates and have received or in the future may receive compensation for the rendering of these services, including having acted as the Dealer Manager and Consent Solicitation Agent of an exchange offer and consent solicitation for SoftBank Group Corp’s 2015 Notes in March 2018, the Joint Global Coordinator of a US $3.3bn bond offering for Softbank Group Corp in April 2018, and International Active Joint Bookrunner for the initial public offering of SoftBank Corp. which listed and priced in December 2018. It is understood that the Analysis is for the benefit and use of the Committee of LINE in its capacity as such in connection with and for purposes of its evaluation of the Consideration and is not rendered to or for the benefit of, and shall not confer rights or remedies upon, any other person. The Analysis may not be disclosed, referred to, or communicated (in whole or in part) to any third party, nor shall any public reference to us be made, for any purpose whatsoever except with our prior written consent in each instance. Except as otherwise stated, the Analysis is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect the Analysis, and we do not have any obligation to update, revise, or reaffirm the Analysis. We do not provide any legal, accounting or tax-related advice. All rights reserved by Merrill Lynch Japan Securities Co., Ltd.

Strictly Confidential Transaction Summary Transaction Overview (3) Offer Overview Net Debt, etc. (JPY mm) 11/18/2019 Cash 227,362 Initial Offer from 2019/9A Cash & Cash Equivalents 200,279 - Softbank/NAVER (4) Other current financial assets 27,083 2019/9A - Offer Price (JPY) 5,200 Shares Outstanding (mm shares) 245 Liabilities 202,415 Equity Value (JPY mm) 1,273,412 (4) 42,096 2019/9A Other current financial liabilities + + Net Debt / (Cash), etc. (JPY mm) (24,947) Enterprise Value (JPY mm) 1,248,465 2019/9A Corporate Bonds + 142,670 2019/9A Non-controlling Interest + 17,649 Prior to the leak on 11/14/2019 Net Debt, etc. (24,947) Share Price Premium 1-day prior to leak date 4,585 13.41% (5) Fully Diluted Shares Outstanding (mm shares) 1-month average prior to leak date 4,085 27.29% Total Shares Outstanding 244.9 3-month average prior to leak date 3,934 32.18% 6-month average prior to leak date 3,570 45.66% Common Shares Outstanding 241.0 + (6) Last 52 weeks high prior to leak date 4,585 13.41% Stock Options 3.9 + (1) 5,320 -2.26% Historical high (2018/1/9) Multiples (2) Metric (JPY mm) Muliple EV/Sales (FY2020E) 2 57,599 4.8x EV/Sales (FY2021E) 3 14,204 4.0x EV/EBITDA (FY2020E) (8 ,008) NM EV/EBITDA (FY2021E) 20,081 62.2x ____________________ Source： LINE’s standalone projections provided by LINE, company disclosures Note: Multiples that are lower than 0 are indicated as Not Measurable (“NM”) (1) Historical high of LINE’s share price since its IPO on July 15, 2016 based on the closing price on the TSE (2) Based on projections prepared and provided by LINE (3) Net debt items including non-controlling interest as of September 30, 2019 (4) Includes deposits, short term loans, and other highly liquid financial instruments (5) With the guidance of LINE, convertible bonds are not included in shares outstanding as the bonds are expected to be redeemed upon completion of the tender offer. Tr easury shares are also included in the fully diluted shares outstanding, as all treasury 1 shares are shares of LINE that LINE expects to use as part of the Employee Stock Ownership Plan (“ESOP”) (6) Based on the direction of LINE, the treasury stock method is used to calculate the dilutive contribution for all stock option s outstanding (provided by LINE)Strictly Confidential Transaction Summary Transaction Overview (3) Offer Overview Net Debt, etc. (JPY mm) 11/18/2019 Cash 227,362 Initial Offer from 2019/9A Cash & Cash Equivalents 200,279 - Softbank/NAVER (4) Other current financial assets 27,083 2019/9A - Offer Price (JPY) 5,200 Shares Outstanding (mm shares) 245 Liabilities 202,415 Equity Value (JPY mm) 1,273,412 (4) 42,096 2019/9A Other current financial liabilities + + Net Debt / (Cash), etc. (JPY mm) (24,947) Enterprise Value (JPY mm) 1,248,465 2019/9A Corporate Bonds + 142,670 2019/9A Non-controlling Interest + 17,649 Prior to the leak on 11/14/2019 Net Debt, etc. (24,947) Share Price Premium 1-day prior to leak date 4,585 13.41% (5) Fully Diluted Shares Outstanding (mm shares) 1-month average prior to leak date 4,085 27.29% Total Shares Outstanding 244.9 3-month average prior to leak date 3,934 32.18% 6-month average prior to leak date 3,570 45.66% Common Shares Outstanding 241.0 + (6) Last 52 weeks high prior to leak date 4,585 13.41% Stock Options 3.9 + (1) 5,320 -2.26% Historical high (2018/1/9) Multiples (2) Metric (JPY mm) Muliple EV/Sales (FY2020E) 2 57,599 4.8x EV/Sales (FY2021E) 3 14,204 4.0x EV/EBITDA (FY2020E) (8 ,008) NM EV/EBITDA (FY2021E) 20,081 62.2x ____________________ Source： LINE’s standalone projections provided by LINE, company disclosures Note: Multiples that are lower than 0 are indicated as Not Measurable (“NM”) (1) Historical high of LINE’s share price since its IPO on July 15, 2016 based on the closing price on the TSE (2) Based on projections prepared and provided by LINE (3) Net debt items including non-controlling interest as of September 30, 2019 (4) Includes deposits, short term loans, and other highly liquid financial instruments (5) With the guidance of LINE, convertible bonds are not included in shares outstanding as the bonds are expected to be redeemed upon completion of the tender offer. Tr easury shares are also included in the fully diluted shares outstanding, as all treasury 1 shares are shares of LINE that LINE expects to use as part of the Employee Stock Ownership Plan (“ESOP”) (6) Based on the direction of LINE, the treasury stock method is used to calculate the dilutive contribution for all stock option s outstanding (provided by LINE)

Strictly Confidential Summary Overview of LINE Standalone Business Plan (1) Actual Forecast LINE Projections LINE Extrapolated Projections CAGR JPY mm FY2018 FY2019 FY2020 FY2021 FY2022 FY2023 FY2024 FY2025 FY2026 FY2027 FY2028 FY2029 FY19~FY29 Revenue 2 07,182 2 27,354 2 57,599 3 14,204 372,812 4 29,672 4 67,185 5 02,719 534,283 559,863 577,659 5 86,324 9.9% Growth 9.7% 13.3% 22.0% 18.7% 15.3% 8.7% 7.6% 6.3% 4.8% 3.2% 1.5% Core Business 1 78,398 194,799 212,229 2 30,434 246,606 258,994 2 67,706 275,713 282,932 289,285 2 94,703 299,123 4.4% Growth 9.2% 8.9% 8.6% 7.0% 5.0% 3.4% 3.0% 2.6% 2.2% 1.9% 1.5% Strategic Business 28,784 32,555 45,370 8 3,770 1 26,207 170,679 199,479 227,006 251,351 2 70,578 2 82,957 2 87,201 24.3% Growth 13.1% 39.4% 84.6% 50.7% 35.2% 16.9% 13.8% 10.7% 7.6% 4.6% 1.5% EBIT 1 6,110 (3 6,272) (2 0,812) 4 ,829 3 2,614 66,723 86,658 104,931 117,221 1 29,793 141,846 1 52,490 % Sales 7.8% -16.0% -8.1% 1.5% 8.7% 15.5% 18.5% 20.9% 21.9% 23.2% 24.6% 26.0% Core Business 4 7,639 3 3,305 41,670 53,030 60,905 6 8,433 73,258 79,491 8 1,941 84,157 86,117 87,798 % Sales 26.7% 17.1% 19.6% 23.0% 24.7% 26.4% 27.4% 28.8% 29.0% 29.1% 29.2% 29.4% Strategic Business (31,529) (69,577) (62,482) (48,201) (28,291) (1,710) 13,400 25,440 3 5,281 45,635 55,730 6 4,692 % Sales -109.5% -213.7% -137.7% -57.5% -22.4% -1.0% 6.7% 11.2% 14.0% 16.9% 19.7% 22.5% D&A 12,804 15,252 1 6,728 1 7,903 1 9,129 17,155 17,342 17,240 1 6,833 16,132 % Sales 5.0% 4.9% 4.5% 4.2% 4.1% 3.4% 3.2% 3.1% 2.9% 2.8% Core Business 8,253 9,047 9 ,723 10,227 1 0,832 9,753 9,640 9 ,480 9,274 9,024 % Sales 3.9% 3.9% 3.9% 3.9% 4.0% 3.5% 3.4% 3.3% 3.1% 3.0% Strategic Business 4,551 6 ,205 7,005 7,676 8,297 7,402 7,702 7 ,760 7,559 7 ,108 % Sales 10.0% 7.4% 5.6% 4.5% 4.2% 3.3% 3.1% 2.9% 2.7% 2.5% EBITDA (8 ,008) 2 0,081 49,342 8 4,626 1 05,787 1 22,086 134,563 147,032 158,679 168,622 % Sales -3.1% 6.4% 13.2% 19.7% 22.6% 24.3% 25.2% 26.3% 27.5% 28.8% Core Business 49,923 62,077 7 0,628 78,660 84,089 8 9,244 9 1,581 9 3,637 95,391 96,822 % Sales 23.5% 26.9% 28.6% 30.4% 31.4% 32.4% 32.4% 32.4% 32.4% 32.4% Strategic Business (57,931) (41,996) (21,286) 5 ,966 21,697 32,842 4 2,982 5 3,395 6 3,289 71,800 % Sales -127.7% -50.1% -16.9% 3.5% 10.9% 14.5% 17.1% 19.7% 22.4% 25.0% (2) Non-cash Expense Adjustment 851 4 ,532 5 ,330 6 ,786 6,450 4 ,473 - - - - - Core Business 729 3 ,734 3,909 4,489 3,888 2 ,563 - - - - - Strategic Business 122 798 1 ,421 2 ,297 2,562 1 ,910 - - - - - Pre-tax Income (35,422) (16,280) 1 0,159 39,400 73,173 91,131 104,931 117,221 1 29,793 141,846 152,490 Core Business 34,034 45,403 56,939 6 5,394 7 2,321 7 5,821 79,491 8 1,941 84,157 8 6,117 8 7,798 Strategic Business (69,455) (61,684) (46,780) (25,994) 852 1 5,310 25,440 3 5,281 45,635 5 5,730 64,692 (3) Tax Expense (10,421) (1 3,903) (17,435) (20,024) (22,275) (2 5,560) (28,235) (30,492) (32,756) (34,901) (36,788) Core Business (10,421) (13,903) (17,435) (20,024) (22,145) (23,216) (24,340) (25,090) (25,769) (26,369) (26,884) Strategic Business - - - - (130) (2,344) (3,895) (5,401) (6,987) (8,532) (9,904) CAPEX 2 0,000 20,000 20,000 18,000 15,000 1 4,077 14,905 15,580 1 6,054 16,295 % Sales 7.8% 6.4% 5.4% 4.2% 3.2% 2.8% 2.8% 2.8% 2.8% 2.8% Core Business 1 0,000 12,000 12,000 1 0,800 9,000 8 ,402 8,622 8,815 8,980 9 ,115 % Sales 4.7% 5.2% 4.9% 4.2% 3.4% 3.0% 3.0% 3.0% 3.0% 3.0% Strategic Business 1 0,000 8 ,000 8 ,000 7,200 6 ,000 5,675 6,284 6,764 7,074 7,180 % Sales 22.0% 9.5% 6.3% 4.2% 3.0% 2.5% 2.5% 2.5% 2.5% 2.5% Net working capital (2 3,671) (23,846) (19,518) (15,260) (8 ,842) (5,786) (3 ,438) (1,884) (1 ,077) (827) (8 27) Change in NWC 175 (4,329) (4,258) (6,418) (3,057) (2,347) (1,554) (808) (249) - Core Business (16,533) (15,811) (15,660) (15,840) (15,967) (16,314) (16,568) (16,741) (16,842) (16,885) (16,885) Change in NWC (722) (151) 181 127 346 255 172 101 43 - Strategic Business (7,139) (8,035) (3,858) 581 7 ,125 1 0,528 1 3,130 1 4,856 1 5,765 1 6,057 16,057 Change in NWC 897 (4,178) (4,438) (6,544) (3,403) (2,602) (1,726) (909) (293) - Unlevered Free Cash Flow (3 7,204) (1 6,352) 11,847 4 4,384 6 6,642 7 7,427 87,612 97,889 1 07,474 115,539 Core Business 2 9,032 36,400 43,274 49,730 5 4,783 56,757 58,041 5 9,154 60,085 60,823 Strategic Business (66,236) (52,753) (31,427) (5,346) 11,860 2 0,670 29,571 38,735 47,390 54,716 ____________________ Source： Standalone projections of LINE provided by LINE Note: EBIT of LINE’s private affiliates are incorporated into the EBIT projections based on LINE’s ownership percentage; Valu e of LINE’s public affiliates are accounted for at market value as “Other Cash-like items” in net debt calculations (details given in pg. 8) 2 (1) LINE’s extrapolated projections from FY2025 to FY2029 prepared and provided by LINE for valuation purposes (2) Adjustments for non-cash expense that are reflected in the income statement such as employee stock based compensation. Excluded from pre-tax income based on the direction of LINE (3) Accounts for expected net-operating-losses in pre-tax income (“NOL”) for the Strategic Business from FY2019 to FY2022. Applied the Japanese statutory tax rate of 30.6% for all tax expense calculations, based on LINE’s directionStrictly Confidential Summary Overview of LINE Standalone Business Plan (1) Actual Forecast LINE Projections LINE Extrapolated Projections CAGR JPY mm FY2018 FY2019 FY2020 FY2021 FY2022 FY2023 FY2024 FY2025 FY2026 FY2027 FY2028 FY2029 FY19~FY29 Revenue 2 07,182 2 27,354 2 57,599 3 14,204 372,812 4 29,672 4 67,185 5 02,719 534,283 559,863 577,659 5 86,324 9.9% Growth 9.7% 13.3% 22.0% 18.7% 15.3% 8.7% 7.6% 6.3% 4.8% 3.2% 1.5% Core Business 1 78,398 194,799 212,229 2 30,434 246,606 258,994 2 67,706 275,713 282,932 289,285 2 94,703 299,123 4.4% Growth 9.2% 8.9% 8.6% 7.0% 5.0% 3.4% 3.0% 2.6% 2.2% 1.9% 1.5% Strategic Business 28,784 32,555 45,370 8 3,770 1 26,207 170,679 199,479 227,006 251,351 2 70,578 2 82,957 2 87,201 24.3% Growth 13.1% 39.4% 84.6% 50.7% 35.2% 16.9% 13.8% 10.7% 7.6% 4.6% 1.5% EBIT 1 6,110 (3 6,272) (2 0,812) 4 ,829 3 2,614 66,723 86,658 104,931 117,221 1 29,793 141,846 1 52,490 % Sales 7.8% -16.0% -8.1% 1.5% 8.7% 15.5% 18.5% 20.9% 21.9% 23.2% 24.6% 26.0% Core Business 4 7,639 3 3,305 41,670 53,030 60,905 6 8,433 73,258 79,491 8 1,941 84,157 86,117 87,798 % Sales 26.7% 17.1% 19.6% 23.0% 24.7% 26.4% 27.4% 28.8% 29.0% 29.1% 29.2% 29.4% Strategic Business (31,529) (69,577) (62,482) (48,201) (28,291) (1,710) 13,400 25,440 3 5,281 45,635 55,730 6 4,692 % Sales -109.5% -213.7% -137.7% -57.5% -22.4% -1.0% 6.7% 11.2% 14.0% 16.9% 19.7% 22.5% D&A 12,804 15,252 1 6,728 1 7,903 1 9,129 17,155 17,342 17,240 1 6,833 16,132 % Sales 5.0% 4.9% 4.5% 4.2% 4.1% 3.4% 3.2% 3.1% 2.9% 2.8% Core Business 8,253 9,047 9 ,723 10,227 1 0,832 9,753 9,640 9 ,480 9,274 9,024 % Sales 3.9% 3.9% 3.9% 3.9% 4.0% 3.5% 3.4% 3.3% 3.1% 3.0% Strategic Business 4,551 6 ,205 7,005 7,676 8,297 7,402 7,702 7 ,760 7,559 7 ,108 % Sales 10.0% 7.4% 5.6% 4.5% 4.2% 3.3% 3.1% 2.9% 2.7% 2.5% EBITDA (8 ,008) 2 0,081 49,342 8 4,626 1 05,787 1 22,086 134,563 147,032 158,679 168,622 % Sales -3.1% 6.4% 13.2% 19.7% 22.6% 24.3% 25.2% 26.3% 27.5% 28.8% Core Business 49,923 62,077 7 0,628 78,660 84,089 8 9,244 9 1,581 9 3,637 95,391 96,822 % Sales 23.5% 26.9% 28.6% 30.4% 31.4% 32.4% 32.4% 32.4% 32.4% 32.4% Strategic Business (57,931) (41,996) (21,286) 5 ,966 21,697 32,842 4 2,982 5 3,395 6 3,289 71,800 % Sales -127.7% -50.1% -16.9% 3.5% 10.9% 14.5% 17.1% 19.7% 22.4% 25.0% (2) Non-cash Expense Adjustment 851 4 ,532 5 ,330 6 ,786 6,450 4 ,473 - - - - - Core Business 729 3 ,734 3,909 4,489 3,888 2 ,563 - - - - - Strategic Business 122 798 1 ,421 2 ,297 2,562 1 ,910 - - - - - Pre-tax Income (35,422) (16,280) 1 0,159 39,400 73,173 91,131 104,931 117,221 1 29,793 141,846 152,490 Core Business 34,034 45,403 56,939 6 5,394 7 2,321 7 5,821 79,491 8 1,941 84,157 8 6,117 8 7,798 Strategic Business (69,455) (61,684) (46,780) (25,994) 852 1 5,310 25,440 3 5,281 45,635 5 5,730 64,692 (3) Tax Expense (10,421) (1 3,903) (17,435) (20,024) (22,275) (2 5,560) (28,235) (30,492) (32,756) (34,901) (36,788) Core Business (10,421) (13,903) (17,435) (20,024) (22,145) (23,216) (24,340) (25,090) (25,769) (26,369) (26,884) Strategic Business - - - - (130) (2,344) (3,895) (5,401) (6,987) (8,532) (9,904) CAPEX 2 0,000 20,000 20,000 18,000 15,000 1 4,077 14,905 15,580 1 6,054 16,295 % Sales 7.8% 6.4% 5.4% 4.2% 3.2% 2.8% 2.8% 2.8% 2.8% 2.8% Core Business 1 0,000 12,000 12,000 1 0,800 9,000 8 ,402 8,622 8,815 8,980 9 ,115 % Sales 4.7% 5.2% 4.9% 4.2% 3.4% 3.0% 3.0% 3.0% 3.0% 3.0% Strategic Business 1 0,000 8 ,000 8 ,000 7,200 6 ,000 5,675 6,284 6,764 7,074 7,180 % Sales 22.0% 9.5% 6.3% 4.2% 3.0% 2.5% 2.5% 2.5% 2.5% 2.5% Net working capital (2 3,671) (23,846) (19,518) (15,260) (8 ,842) (5,786) (3 ,438) (1,884) (1 ,077) (827) (8 27) Change in NWC 175 (4,329) (4,258) (6,418) (3,057) (2,347) (1,554) (808) (249) - Core Business (16,533) (15,811) (15,660) (15,840) (15,967) (16,314) (16,568) (16,741) (16,842) (16,885) (16,885) Change in NWC (722) (151) 181 127 346 255 172 101 43 - Strategic Business (7,139) (8,035) (3,858) 581 7 ,125 1 0,528 1 3,130 1 4,856 1 5,765 1 6,057 16,057 Change in NWC 897 (4,178) (4,438) (6,544) (3,403) (2,602) (1,726) (909) (293) - Unlevered Free Cash Flow (3 7,204) (1 6,352) 11,847 4 4,384 6 6,642 7 7,427 87,612 97,889 1 07,474 115,539 Core Business 2 9,032 36,400 43,274 49,730 5 4,783 56,757 58,041 5 9,154 60,085 60,823 Strategic Business (66,236) (52,753) (31,427) (5,346) 11,860 2 0,670 29,571 38,735 47,390 54,716 ____________________ Source： Standalone projections of LINE provided by LINE Note: EBIT of LINE’s private affiliates are incorporated into the EBIT projections based on LINE’s ownership percentage; Valu e of LINE’s public affiliates are accounted for at market value as “Other Cash-like items” in net debt calculations (details given in pg. 8) 2 (1) LINE’s extrapolated projections from FY2025 to FY2029 prepared and provided by LINE for valuation purposes (2) Adjustments for non-cash expense that are reflected in the income statement such as employee stock based compensation. Excluded from pre-tax income based on the direction of LINE (3) Accounts for expected net-operating-losses in pre-tax income (“NOL”) for the Strategic Business from FY2019 to FY2022. Applied the Japanese statutory tax rate of 30.6% for all tax expense calculations, based on LINE’s direction

Strictly Confidential Valuation Analysis Summary LINE Implied Share Price (3) Net Debt etc. (JPY mm) (24,947) (4) Net Debt etc. for DCF (JPY mm) (33,321) Trading Comparables Analysis Market Price Analysis (8) DCF Analysis (1) (Reference) Research Analysts’ Last 52 Weeks (5)(6) 1-day prior to 1-month 3-months 6-months EV/Sales Price Targets range prior to PGR Leak date Average to Average to Average to (1)(2) (Reference) leak date 20/12E 21/12E / WACC (2019/11/13) leak date leak date leak date (1) (Reference) 1.25% ~ 1.75% Core (7) (7) 3.75x ~ 5.50x 3.00x ~ 4.50x Per Share price: JPY Strategic 1.25% ~ 1.75% Core 5.75% ~ 6.75% 7,000 9.50% ~ 10.50% Strategic 6,293 5,887 5,876 6,000 Offer Price 5,200 as of 4,585 11/18/2019 5,000 4,585 JPY 5,200 4,085 Median 3,934 4,701 3,650 3,570 4,000 4,047 3,951 3,000 2,925 2,000 1,950 1,000 0 Enterprise Value 1,097.9 975.4 938.4 849.3 691.3 ~ 1,097.9 452.6 ~ 1,248.5 966.0 ~ 1,416.8 942.6 ~ 1,413.9 1,117.9 ~ 1,507.8 (JPY bn) Equity Value 1,122.8 1,000.4 963.4 874.2 716.3 ~ 1,122.8 477.5 ~ 1,273.4 990.9 ~ 1,441.7 967.6 ~ 1,438.9 1,151.2 ~ 1,541.1 (JPY bn) ____________________ Source： Analysis based on LINE’s projections. Factset as of December 4, 2019 (market price analysis and research analysts’ price (6) While EV/EBITDA or PER is often used for valuation of companies in the information technology sector, since LINE’s Strategic targets as of November 13, 2019, the day prior to the leak date) business is still in its early stages and is not yet recording profits at the EBITDA level, EV/Sales was used as the key metr ic for (1) Provided for information purposes only comparable company analysis (2) Price targets for research analysts as of November 13, 2019 (7) Applied the EV/Sales multiple of the primary comparable company, Kakao Corp., as the lower end multiple and the median of (3) Net debt items as of the end of FY2019Q3 (Sep 30, 2019) including non-controlling interest based on LINE’s direction (see the Overall LINE Corporation and Core Business comparable company universe as the high end multiple given that the only pg. 1 for details) pure comparable company is Kakao Corp, and other comparable companies tend to have higher EV/Sales multiples (details 3 (4) Expected net debt items on December 31, 2019 and actual non-controlling interest as of June 30, 2019 based on LINE’s given in pg. 12/13) direction. Includes value of listed affiliates at market value adjusted to LINE’s ownership percentage (see pg. 8 for details) (8) Exit multiple method analysis is not conducted since comparable companies especially in LINE’s strategic business have not (5) Key metrics: FY20/12E Sales: JPY 257,599 mm, FY21/12E Sales: JPY 314,204 mm recorded stable profits for multiples to be normalizedStrictly Confidential Valuation Analysis Summary LINE Implied Share Price (3) Net Debt etc. (JPY mm) (24,947) (4) Net Debt etc. for DCF (JPY mm) (33,321) Trading Comparables Analysis Market Price Analysis (8) DCF Analysis (1) (Reference) Research Analysts’ Last 52 Weeks (5)(6) 1-day prior to 1-month 3-months 6-months EV/Sales Price Targets range prior to PGR Leak date Average to Average to Average to (1)(2) (Reference) leak date 20/12E 21/12E / WACC (2019/11/13) leak date leak date leak date (1) (Reference) 1.25% ~ 1.75% Core (7) (7) 3.75x ~ 5.50x 3.00x ~ 4.50x Per Share price: JPY Strategic 1.25% ~ 1.75% Core 5.75% ~ 6.75% 7,000 9.50% ~ 10.50% Strategic 6,293 5,887 5,876 6,000 Offer Price 5,200 as of 4,585 11/18/2019 5,000 4,585 JPY 5,200 4,085 Median 3,934 4,701 3,650 3,570 4,000 4,047 3,951 3,000 2,925 2,000 1,950 1,000 0 Enterprise Value 1,097.9 975.4 938.4 849.3 691.3 ~ 1,097.9 452.6 ~ 1,248.5 966.0 ~ 1,416.8 942.6 ~ 1,413.9 1,117.9 ~ 1,507.8 (JPY bn) Equity Value 1,122.8 1,000.4 963.4 874.2 716.3 ~ 1,122.8 477.5 ~ 1,273.4 990.9 ~ 1,441.7 967.6 ~ 1,438.9 1,151.2 ~ 1,541.1 (JPY bn) ____________________ Source： Analysis based on LINE’s projections. Factset as of December 4, 2019 (market price analysis and research analysts’ price (6) While EV/EBITDA or PER is often used for valuation of companies in the information technology sector, since LINE’s Strategic targets as of November 13, 2019, the day prior to the leak date) business is still in its early stages and is not yet recording profits at the EBITDA level, EV/Sales was used as the key metr ic for (1) Provided for information purposes only comparable company analysis (2) Price targets for research analysts as of November 13, 2019 (7) Applied the EV/Sales multiple of the primary comparable company, Kakao Corp., as the lower end multiple and the median of (3) Net debt items as of the end of FY2019Q3 (Sep 30, 2019) including non-controlling interest based on LINE’s direction (see the Overall LINE Corporation and Core Business comparable company universe as the high end multiple given that the only pg. 1 for details) pure comparable company is Kakao Corp, and other comparable companies tend to have higher EV/Sales multiples (details 3 (4) Expected net debt items on December 31, 2019 and actual non-controlling interest as of June 30, 2019 based on LINE’s given in pg. 12/13) direction. Includes value of listed affiliates at market value adjusted to LINE’s ownership percentage (see pg. 8 for details) (8) Exit multiple method analysis is not conducted since comparable companies especially in LINE’s strategic business have not (5) Key metrics: FY20/12E Sales: JPY 257,599 mm, FY21/12E Sales: JPY 314,204 mm recorded stable profits for multiples to be normalized

Strictly Confidential Analysis at Various Prices (AVP) Offer price as of November 18, 2019 Assumed Purchase Price (Units: JPY) 4,585 5,000 5,100 5,200 5,300 5,400 5,500 5,600 5,700 5,800 5,900 6,000 Premium / (discount) per share Prior to the leak on 2019/11/14 Base date 2019/11/13 4,585 0.00% 9.05% 11.23% 13.41% 15.59% 17.78% 19.96% 22.14% 24.32% 26.50% 28.68% 30.86% 1-month average 2019/10/15 - 2019/11/13 4,085 12.24% 22.40% 24.85% 27.29% 29.74% 32.19% 34.64% 37.09% 39.53% 41.98% 44.43% 46.88% 3-month average 2019/8/14 - 2019/11/13 3,934 16.55% 27.10% 29.64% 32.18% 34.72% 37.26% 39.81% 42.35% 44.89% 47.43% 49.97% 52.52% 6-month average 2019/5/14 - 2019/11/13 3,570 28.43% 40.06% 42.86% 45.66% 48.46% 51.26% 54.06% 56.86% 59.66% 62.46% 65.27% 68.07% Last 52 weeks high 2019/11/13 4,585 0.00% 9.05% 11.23% 13.41% 15.59% 17.78% 19.96% 22.14% 24.32% 26.50% 28.68% 30.86% Historical high since IPO (2016/7/15) 2018/1/9 5,320 -13.82% -6.02% -4.14% -2.26% -0.38% 1.50% 3.38% 5.26% 7.14% 9.02% 10.90% 12.78% (1) 244.9 244.9 244.9 244.9 244.9 244.9 244.9 244.9 244.9 244.9 244.9 244.9 Shares Outstanding (Units: mm shares) Equity Value (Units: JPY bn) 1,122.8 1,224.4 1,248.9 1,273.4 1,297.9 1,322.4 1,346.9 1,371.4 1,395.9 1,420.3 1,444.8 1,469.3 (2) Net debt / (cash) (Units: JPY bn) (24.9) (24.9) (24.9) (24.9) (24.9) (24.9) (24.9) (24.9) (24.9) (24.9) (24.9) (24.9) Enterprise Value (Units: JPY bn) 1,097.9 1,199.5 1,224.0 1,248.5 1,273.0 1,297.4 1,321.9 1,346.4 1,370.9 1,395.4 1,419.9 1,444.4 (3) Equity Value owned by Minority Shareholders (28.5%) (Units: JPY bn) 320.5 349.5 356.5 363.5 370.4 377.4 384.4 391.4 398.4 405.4 412.4 419.4 Multiples EV/Sales FY2020E 257.6 4.3x 4.7x 4.8x 4.8x 4.9x 5.0x 5.1x 5.2x 5.3x 5.4x 5.5x 5.6x (LINE Projections) FY2021E 314.2 3.5x 3.8x 3.9x 4.0x 4.1x 4.1x 4.2x 4.3x 4.4x 4.4x 4.5x 4.6x EV/Sales FY2020E 273.7 4.0x 4.4x 4.5x 4.6x 4.7x 4.7x 4.8x 4.9x 5.0x 5.1x 5.2x 5.3x (Analyst Consensus) FY2021E 312.2 3.5x 3.8x 3.9x 4.0x 4.1x 4.2x 4.2x 4.3x 4.4x 4.5x 4.5x 4.6x FY2020E (8.0) NM NM NM NM NM NM NM NM NM NM NM NM EV/EBITDA (LINE Projections) FY2021E 20.1 54.7x 59.7x 61.0x 62.2x 63.4x 64.6x 65.8x 67.0x 68.3x 69.5x 70.7x 71.9x EV/EBITDA FY2020E 9.4 117.4x 128.2x 130.8x 133.5x 136.1x 138.7x 141.3x 143.9x 146.5x 149.2x 151.8x 154.4x (Analyst Consensus) FY2021E 35.6 30.8x 33.6x 34.3x 35.0x 35.7x 36.4x 37.1x 37.8x 38.5x 39.1x 39.8x 40.5x ____________________ Source： Standalone projections of LINE provided by LINE, Factset as of November 13, 2019 (Analyst consensus values as of December 4, 2019) Note: Multiples that are lower than 0 are indicated as Not Measurable (“NM”) (1) Total fully diluted shares outstanding as of September 30, 2019. Calculated as follows: Common shares outstanding (241.0 mm) + Stock options (3.9 mm) 4 (2) Applied the Net debt as of September 30, 2019 based on the direction of LINE. Detailed calculations given in pg. 1 (3) Number of shares owned by minority shareholders calculated as total fully diluted shares outstanding (244.9 mm) – NAVER common shares owned (175.0mm) (excludes convertible bonds in calculation based on the direction of LINE)Strictly Confidential Analysis at Various Prices (AVP) Offer price as of November 18, 2019 Assumed Purchase Price (Units: JPY) 4,585 5,000 5,100 5,200 5,300 5,400 5,500 5,600 5,700 5,800 5,900 6,000 Premium / (discount) per share Prior to the leak on 2019/11/14 Base date 2019/11/13 4,585 0.00% 9.05% 11.23% 13.41% 15.59% 17.78% 19.96% 22.14% 24.32% 26.50% 28.68% 30.86% 1-month average 2019/10/15 - 2019/11/13 4,085 12.24% 22.40% 24.85% 27.29% 29.74% 32.19% 34.64% 37.09% 39.53% 41.98% 44.43% 46.88% 3-month average 2019/8/14 - 2019/11/13 3,934 16.55% 27.10% 29.64% 32.18% 34.72% 37.26% 39.81% 42.35% 44.89% 47.43% 49.97% 52.52% 6-month average 2019/5/14 - 2019/11/13 3,570 28.43% 40.06% 42.86% 45.66% 48.46% 51.26% 54.06% 56.86% 59.66% 62.46% 65.27% 68.07% Last 52 weeks high 2019/11/13 4,585 0.00% 9.05% 11.23% 13.41% 15.59% 17.78% 19.96% 22.14% 24.32% 26.50% 28.68% 30.86% Historical high since IPO (2016/7/15) 2018/1/9 5,320 -13.82% -6.02% -4.14% -2.26% -0.38% 1.50% 3.38% 5.26% 7.14% 9.02% 10.90% 12.78% (1) 244.9 244.9 244.9 244.9 244.9 244.9 244.9 244.9 244.9 244.9 244.9 244.9 Shares Outstanding (Units: mm shares) Equity Value (Units: JPY bn) 1,122.8 1,224.4 1,248.9 1,273.4 1,297.9 1,322.4 1,346.9 1,371.4 1,395.9 1,420.3 1,444.8 1,469.3 (2) Net debt / (cash) (Units: JPY bn) (24.9) (24.9) (24.9) (24.9) (24.9) (24.9) (24.9) (24.9) (24.9) (24.9) (24.9) (24.9) Enterprise Value (Units: JPY bn) 1,097.9 1,199.5 1,224.0 1,248.5 1,273.0 1,297.4 1,321.9 1,346.4 1,370.9 1,395.4 1,419.9 1,444.4 (3) Equity Value owned by Minority Shareholders (28.5%) (Units: JPY bn) 320.5 349.5 356.5 363.5 370.4 377.4 384.4 391.4 398.4 405.4 412.4 419.4 Multiples EV/Sales FY2020E 257.6 4.3x 4.7x 4.8x 4.8x 4.9x 5.0x 5.1x 5.2x 5.3x 5.4x 5.5x 5.6x (LINE Projections) FY2021E 314.2 3.5x 3.8x 3.9x 4.0x 4.1x 4.1x 4.2x 4.3x 4.4x 4.4x 4.5x 4.6x EV/Sales FY2020E 273.7 4.0x 4.4x 4.5x 4.6x 4.7x 4.7x 4.8x 4.9x 5.0x 5.1x 5.2x 5.3x (Analyst Consensus) FY2021E 312.2 3.5x 3.8x 3.9x 4.0x 4.1x 4.2x 4.2x 4.3x 4.4x 4.5x 4.5x 4.6x FY2020E (8.0) NM NM NM NM NM NM NM NM NM NM NM NM EV/EBITDA (LINE Projections) FY2021E 20.1 54.7x 59.7x 61.0x 62.2x 63.4x 64.6x 65.8x 67.0x 68.3x 69.5x 70.7x 71.9x EV/EBITDA FY2020E 9.4 117.4x 128.2x 130.8x 133.5x 136.1x 138.7x 141.3x 143.9x 146.5x 149.2x 151.8x 154.4x (Analyst Consensus) FY2021E 35.6 30.8x 33.6x 34.3x 35.0x 35.7x 36.4x 37.1x 37.8x 38.5x 39.1x 39.8x 40.5x ____________________ Source： Standalone projections of LINE provided by LINE, Factset as of November 13, 2019 (Analyst consensus values as of December 4, 2019) Note: Multiples that are lower than 0 are indicated as Not Measurable (“NM”) (1) Total fully diluted shares outstanding as of September 30, 2019. Calculated as follows: Common shares outstanding (241.0 mm) + Stock options (3.9 mm) 4 (2) Applied the Net debt as of September 30, 2019 based on the direction of LINE. Detailed calculations given in pg. 1 (3) Number of shares owned by minority shareholders calculated as total fully diluted shares outstanding (244.9 mm) – NAVER common shares owned (175.0mm) (excludes convertible bonds in calculation based on the direction of LINE)

Strictly Confidential Market Price Analysis Share Price Performance since IPO (2016/7/15) LINE Corporation Share Price Performance and Key Events (1) (1) LINE Corporation Market Data Share Price Reference (JPY) Share Price L1M Average prior to leak date (19/10/15 – 19/11/13) JPY 4,085 1-day prior to leak date (2019/11/13) JPY 4,585 L3M Average prior to leak date (19/8/14 – 19/11/13) JPY 3,934 Market Value (JPY bn) 1,122.8 L6M Average prior to leak date (19/5/14 – 19/11/13) JPY 3,570 Net Debt, etc. (JPY bn) (24.9) 6,500 Last 52 weeks Range prior to leak date (18/11/13) JPY 2,925 – JPY 4,585 2019/11/18 Announced LINE and Yahoo Japan’s Enterprise Value (JPY bn) 1,097.9 merger 6,000 2017/1/26 2018/1/31 Announced FY2016 guidance LINE Mobile entered into a MoU with 2019/11/14 below analyst consensus SoftBank Corp for strategic alliance News sources reported LINE and Yahoo Japan are in discussions for a merger 5,500 2018/10/25 LINE Corporation ¥ 5,130 Announced FY2018 guidance of net 5,000 +55.5% loss due to an increase in investments in the strategic business 4,500 TOPIX +29.3% 4,000 3,500 2018/9/4 Announced issuance of convertible bonds (JPY 148bn) 3,000 2017/10/26 2018/11/27 2016/10/27 Announced FY2017 3Q earnings Announced partnership with Tencent in mobile payment 2019/4/24 Announced FY2016 3Q earnings result result and a significant increase and establishment of a JV to create a new bank with Announced FY2019 1Q earnings result and net loss due to and the slow down of its core business in actual net income Mizuho Financial Group the costs from customer rewards 2,500 2016/7/15 2016/10/18 2017/1/21 2017/4/26 2017/7/30 2017/11/2 2018/2/5 2018/5/11 2018/8/14 2018/11/17 2019/2/20 2019/5/26 2019/8/29 201 29 0/ 11 92 // 12 2/4 ____________________ Source： Company Information, FactSet as of December 4, 2019 5 Note: TOPIX indexed to LINE Corporation’s initial offering price of JPY 3,300 (1) Calculated as of November 13, 2019 (1 day prior to the leak)Strictly Confidential Market Price Analysis Share Price Performance since IPO (2016/7/15) LINE Corporation Share Price Performance and Key Events (1) (1) LINE Corporation Market Data Share Price Reference (JPY) Share Price L1M Average prior to leak date (19/10/15 – 19/11/13) JPY 4,085 1-day prior to leak date (2019/11/13) JPY 4,585 L3M Average prior to leak date (19/8/14 – 19/11/13) JPY 3,934 Market Value (JPY bn) 1,122.8 L6M Average prior to leak date (19/5/14 – 19/11/13) JPY 3,570 Net Debt, etc. (JPY bn) (24.9) 6,500 Last 52 weeks Range prior to leak date (18/11/13) JPY 2,925 – JPY 4,585 2019/11/18 Announced LINE and Yahoo Japan’s Enterprise Value (JPY bn) 1,097.9 merger 6,000 2017/1/26 2018/1/31 Announced FY2016 guidance LINE Mobile entered into a MoU with 2019/11/14 below analyst consensus SoftBank Corp for strategic alliance News sources reported LINE and Yahoo Japan are in discussions for a merger 5,500 2018/10/25 LINE Corporation ¥ 5,130 Announced FY2018 guidance of net 5,000 +55.5% loss due to an increase in investments in the strategic business 4,500 TOPIX +29.3% 4,000 3,500 2018/9/4 Announced issuance of convertible bonds (JPY 148bn) 3,000 2017/10/26 2018/11/27 2016/10/27 Announced FY2017 3Q earnings Announced partnership with Tencent in mobile payment 2019/4/24 Announced FY2016 3Q earnings result result and a significant increase and establishment of a JV to create a new bank with Announced FY2019 1Q earnings result and net loss due to and the slow down of its core business in actual net income Mizuho Financial Group the costs from customer rewards 2,500 2016/7/15 2016/10/18 2017/1/21 2017/4/26 2017/7/30 2017/11/2 2018/2/5 2018/5/11 2018/8/14 2018/11/17 2019/2/20 2019/5/26 2019/8/29 201 29 0/ 11 92 // 12 2/4 ____________________ Source： Company Information, FactSet as of December 4, 2019 5 Note: TOPIX indexed to LINE Corporation’s initial offering price of JPY 3,300 (1) Calculated as of November 13, 2019 (1 day prior to the leak)

Strictly Confidential Implied Stock Price Analysis Based on Exchange Ratio Share Price Performance since Nov, 2019 LINE Corporation Implied Share Price Performance Based on Share Exchange Ratio (ZHD/LINE) : 1/11.75 2019/11/14 2019/11/18 2019/12/4 Implied Share Price: JPY 5,276 Implied Share Price: JPY 4,959 Implied Share Price: JPY 4,406 Z Holdings Price: JPY 449 Z Holdings Price: JPY 422 Z Holdings Price: JPY 375 News sources reported LINE and Yahoo Announced LINE Corporation and Current (JPY) Japan are in discussions for a merger Yahoo Japan’s merger 6,000 2019/11/13 Implied Share Price: JPY 4,512 Z Holdings Price: JPY 384 Prior to the leak date Offer Price as of 11/18/2019 5,000 JPY 5,200 LINE Corporation Implied Stock Price (11.75x Z Holdings Share price) 4,000 3,000 Z Holdings 400 ¥ 375 2,000 200 1,000 0 2019/11/1 2019/11/5 2019/11/9 2019/11/13 2019/11/17 2019/11/21 2019/11/25 2019/11/29 201 29 0/ 1 1 9 2 // 1 32/4 6 ____________________ Source： Company Information, FactSet as of December 4, 2019Strictly Confidential Implied Stock Price Analysis Based on Exchange Ratio Share Price Performance since Nov, 2019 LINE Corporation Implied Share Price Performance Based on Share Exchange Ratio (ZHD/LINE) : 1/11.75 2019/11/14 2019/11/18 2019/12/4 Implied Share Price: JPY 5,276 Implied Share Price: JPY 4,959 Implied Share Price: JPY 4,406 Z Holdings Price: JPY 449 Z Holdings Price: JPY 422 Z Holdings Price: JPY 375 News sources reported LINE and Yahoo Announced LINE Corporation and Current (JPY) Japan are in discussions for a merger Yahoo Japan’s merger 6,000 2019/11/13 Implied Share Price: JPY 4,512 Z Holdings Price: JPY 384 Prior to the leak date Offer Price as of 11/18/2019 5,000 JPY 5,200 LINE Corporation Implied Stock Price (11.75x Z Holdings Share price) 4,000 3,000 Z Holdings 400 ¥ 375 2,000 200 1,000 0 2019/11/1 2019/11/5 2019/11/9 2019/11/13 2019/11/17 2019/11/21 2019/11/25 2019/11/29 201 29 0/ 1 1 9 2 // 1 32/4 6 ____________________ Source： Company Information, FactSet as of December 4, 2019

Strictly Confidential Public Japanese Cash Tender Offer Premium (1) TO Premium of Public Japanese 100% Acquisition Transactions since 2010 (deal value greater than JPY 50bn) : Take Private of Public Subsidiaries by Parents Announcement Offer Period Deal Size Premium / (Discount) % of Shares % of Shares # Acquirer Target Date Start Date End Date (JPY bn) to Market 1 month avg. 3 month avg. 6 month avg. Held Before Held After 1 ORIX Corporation Daikyo Incorporated 2018/10/26 2018/10/29 2018/12/10 77 28.7% 34.6% 32.8% 26.0% 67.9% 94.1% 2 Johnson & Johnson Ci:z Holdings Co., Ltd. 2018/10/23 2018/10/29 2019/01/10 150 52.7% 51.2% 33.7% 19.2% 47.9% 89.0% 3 NTT-SH Corporation NTT Urban Development Corporation 2018/10/15 2018/10/16 2018/11/27 181 28.6% 31.8% 39.0% 39.4% 67.3% 95.2% 4 Hakuhodo Dy Holdings Incorporated D.A. Consortium Holdings, Inc. 2018/08/06 2018/08/07 2018/09/18 114 37.7% 32.5% 33.4% 42.0% 53.8% 97.1% 5 BCPE Madison CaymanL.P. (Bain Capital) ASATSU-DK Inc. 2017/10/02 2017/10/03 2017/11/15 152 15.1% 20.7% 24.3% 26.4% 0.0% 87.0% 6 Sumitomo Realty & Development Co., Ltd. Sumitomo Real Estate Sales Co., Ltd. 2017/03/17 2017/03/21 2017/05/01 61 23.2% 24.2% 30.0% 38.5% 70.6% 97.2% 7 U-NEXT SPC1 Usen Corporation 2017/02/13 2017/02/14 2017/03/28 62 18.8% 17.2% 21.3% 31.9% 49.0% 87.0% 8 JDL Technical Inc. Japan Digital Laboratory Co., Ltd. 2016/10/31 2016/11/01 2016/12/20 50 47.7% 56.1% 63.7% 67.6% 42.9% 94.4% 9 VG Holdings One Co. Kinugawa Rubber Industrial Co., Ltd. 2016/03/11 2016/07/19 2016/08/30 53 34.5% 44.5% 32.9% 23.1% 0.0% 91.8% 10 Z Holdings Corporation Ikyu Corporation 2015/12/15 2015/12/16 2016/02/03 100 37.4% 39.2% 41.4% 38.1% 0.0% 94.3% 11 BCJ-12 K.K. (Bain Capital) Macromill, Inc. 2013/12/12 2013/12/12 2014/01/31 51 18.6% 24.4% 28.0% 20.4% 0.0% 93.5% 12 Sony Corporation Sony Network Communications Inc. 2012/08/09 2012/08/10 2012/09/20 61 71.5% 73.9% 85.3% 83.3% 58.1% 95.7% 13 UNY Group Holdings Co., Ltd. Circle K Sunkus Co. Ltd. 2012/02/16 2012/02/17 2012/04/02 77 33.9% 36.4% 40.1% 38.6% 49.2% 96.4% 14 Sumitomo Mitsui Banking Corp. Promise Co Ltd 2011/09/30 2011/10/18 2011/11/30 89 39.5% 47.3% 29.6% 28.1% 19.7% 83.9% 15 Levare KK Tachihi Enterprise 2011/08/30 2011/08/31 2011/10/19 52 57.1% 56.1% 44.9% 38.9% 40.7% 98.2% 16 Hitachi Transport System, Ltd. Vantec Corp. 2011/03/09 2011/03/10 2011/04/19 54 100.6% 96.5% 92.9% 93.5% 0.0% 89.9% 17 MM Holdings Culture Convenience Club Co., Ltd. 2011/02/03 2011/02/04 2011/03/22 70 32.7% 27.6% 35.3% 47.9% 40.3% 91.9% 18 TFW Co., Ltd. Nissin Healthcare Food 2010/08/12 2010/08/16 2010/10/04 50 50.9% 49.8% 52.6% 48.5% 67.4% 99.1% 19 Panasonic Corporation Panasonic Electric Works Co., Ltd. 2010/07/29 2010/08/23 2010/10/06 396 14.0% 22.0% 15.5% 7.1% 52.4% 84.1% 20 Panasonic Corporation Sanyo Electric Co. Ltd. 2010/07/29 2010/08/23 2010/10/06 422 16.9% 20.9% 8.3% 0.3% 50.3% 81.0% 21 Unicharm Corporation Unicharm Petcare Corp Tokyo Shs 2010/04/30 2010/05/06 2010/06/16 66 22.8% 25.0% 28.6% 27.4% 41.4% 97.3% 22 Boehringer Ingelheim Japan investment Ssp 2010/02/10 2010/02/15 2010/04/13 82 34.0% 39.0% 41.6% 43.3% 60.2% 93.8% All 100% Acquisition TO Transactions All Transactions Average: 37.1% 39.6% 38.9% 37.7% Median: 33.9% 35.5% 33.5% 38.3% Take Private of Public Subsidiaries by Parents All deals Average: 34.0% 36.5% 37.6% 36.5% Median: 28.7% 32.5% 33.4% 39.4% ____________________ Source: Company disclosures, Factset, SPEEDA (as of December 4, 2019) 7 (1) Excludes share buy-back transactions and transactions that had a leak prior to announcementStrictly Confidential Public Japanese Cash Tender Offer Premium (1) TO Premium of Public Japanese 100% Acquisition Transactions since 2010 (deal value greater than JPY 50bn) : Take Private of Public Subsidiaries by Parents Announcement Offer Period Deal Size Premium / (Discount) % of Shares % of Shares # Acquirer Target Date Start Date End Date (JPY bn) to Market 1 month avg. 3 month avg. 6 month avg. Held Before Held After 1 ORIX Corporation Daikyo Incorporated 2018/10/26 2018/10/29 2018/12/10 77 28.7% 34.6% 32.8% 26.0% 67.9% 94.1% 2 Johnson & Johnson Ci:z Holdings Co., Ltd. 2018/10/23 2018/10/29 2019/01/10 150 52.7% 51.2% 33.7% 19.2% 47.9% 89.0% 3 NTT-SH Corporation NTT Urban Development Corporation 2018/10/15 2018/10/16 2018/11/27 181 28.6% 31.8% 39.0% 39.4% 67.3% 95.2% 4 Hakuhodo Dy Holdings Incorporated D.A. Consortium Holdings, Inc. 2018/08/06 2018/08/07 2018/09/18 114 37.7% 32.5% 33.4% 42.0% 53.8% 97.1% 5 BCPE Madison CaymanL.P. (Bain Capital) ASATSU-DK Inc. 2017/10/02 2017/10/03 2017/11/15 152 15.1% 20.7% 24.3% 26.4% 0.0% 87.0% 6 Sumitomo Realty & Development Co., Ltd. Sumitomo Real Estate Sales Co., Ltd. 2017/03/17 2017/03/21 2017/05/01 61 23.2% 24.2% 30.0% 38.5% 70.6% 97.2% 7 U-NEXT SPC1 Usen Corporation 2017/02/13 2017/02/14 2017/03/28 62 18.8% 17.2% 21.3% 31.9% 49.0% 87.0% 8 JDL Technical Inc. Japan Digital Laboratory Co., Ltd. 2016/10/31 2016/11/01 2016/12/20 50 47.7% 56.1% 63.7% 67.6% 42.9% 94.4% 9 VG Holdings One Co. Kinugawa Rubber Industrial Co., Ltd. 2016/03/11 2016/07/19 2016/08/30 53 34.5% 44.5% 32.9% 23.1% 0.0% 91.8% 10 Z Holdings Corporation Ikyu Corporation 2015/12/15 2015/12/16 2016/02/03 100 37.4% 39.2% 41.4% 38.1% 0.0% 94.3% 11 BCJ-12 K.K. (Bain Capital) Macromill, Inc. 2013/12/12 2013/12/12 2014/01/31 51 18.6% 24.4% 28.0% 20.4% 0.0% 93.5% 12 Sony Corporation Sony Network Communications Inc. 2012/08/09 2012/08/10 2012/09/20 61 71.5% 73.9% 85.3% 83.3% 58.1% 95.7% 13 UNY Group Holdings Co., Ltd. Circle K Sunkus Co. Ltd. 2012/02/16 2012/02/17 2012/04/02 77 33.9% 36.4% 40.1% 38.6% 49.2% 96.4% 14 Sumitomo Mitsui Banking Corp. Promise Co Ltd 2011/09/30 2011/10/18 2011/11/30 89 39.5% 47.3% 29.6% 28.1% 19.7% 83.9% 15 Levare KK Tachihi Enterprise 2011/08/30 2011/08/31 2011/10/19 52 57.1% 56.1% 44.9% 38.9% 40.7% 98.2% 16 Hitachi Transport System, Ltd. Vantec Corp. 2011/03/09 2011/03/10 2011/04/19 54 100.6% 96.5% 92.9% 93.5% 0.0% 89.9% 17 MM Holdings Culture Convenience Club Co., Ltd. 2011/02/03 2011/02/04 2011/03/22 70 32.7% 27.6% 35.3% 47.9% 40.3% 91.9% 18 TFW Co., Ltd. Nissin Healthcare Food 2010/08/12 2010/08/16 2010/10/04 50 50.9% 49.8% 52.6% 48.5% 67.4% 99.1% 19 Panasonic Corporation Panasonic Electric Works Co., Ltd. 2010/07/29 2010/08/23 2010/10/06 396 14.0% 22.0% 15.5% 7.1% 52.4% 84.1% 20 Panasonic Corporation Sanyo Electric Co. Ltd. 2010/07/29 2010/08/23 2010/10/06 422 16.9% 20.9% 8.3% 0.3% 50.3% 81.0% 21 Unicharm Corporation Unicharm Petcare Corp Tokyo Shs 2010/04/30 2010/05/06 2010/06/16 66 22.8% 25.0% 28.6% 27.4% 41.4% 97.3% 22 Boehringer Ingelheim Japan investment Ssp 2010/02/10 2010/02/15 2010/04/13 82 34.0% 39.0% 41.6% 43.3% 60.2% 93.8% All 100% Acquisition TO Transactions All Transactions Average: 37.1% 39.6% 38.9% 37.7% Median: 33.9% 35.5% 33.5% 38.3% Take Private of Public Subsidiaries by Parents All deals Average: 34.0% 36.5% 37.6% 36.5% Median: 28.7% 32.5% 33.4% 39.4% ____________________ Source: Company disclosures, Factset, SPEEDA (as of December 4, 2019) 7 (1) Excludes share buy-back transactions and transactions that had a leak prior to announcement

Strictly Confidential DCF Analysis Net debt for DCF Analysis (1) Net Debt, etc. (JPY mm) Cash 257,245 209,145 - Cash & Cash Equivalents 24,022 - Other current financial assets (2) 14,567 - Other non-current financial assets (3) 9,510 - Other Cash-like items Liabilities 223,924 43,590 + Other current financial liabilities 826 + Income taxes payable 3,060 + Provisions (current) 142,488 + Corporate Bonds 518 + Other non-current financial liabilities 726 + Deferred tax liability 4,275 + Provisions (non-current) 7,610 + Net defined benefit liability (4) 20,831 + Non-controlling Interest Net Debt, etc. (33,321) ____________________ Source： LINE’s standalone projections provided by LINE, company disclosures (1) Expected Net debt items at December 31, 2019 based on LINE’s direction (2) FVOCI financial assets provided and included as a cash like item based on LINE’s direction (3) At the direction of LINE, includes value of listed affiliates (DEMAE-CAN Co. Ltd.) at market value as of November 13, 2019, adjusted to LINE’s ownership percentage 8 (4) Non-controlling interest as of June 30, 2019 is used based on LINE’s directionStrictly Confidential DCF Analysis Net debt for DCF Analysis (1) Net Debt, etc. (JPY mm) Cash 257,245 209,145 - Cash & Cash Equivalents 24,022 - Other current financial assets (2) 14,567 - Other non-current financial assets (3) 9,510 - Other Cash-like items Liabilities 223,924 43,590 + Other current financial liabilities 826 + Income taxes payable 3,060 + Provisions (current) 142,488 + Corporate Bonds 518 + Other non-current financial liabilities 726 + Deferred tax liability 4,275 + Provisions (non-current) 7,610 + Net defined benefit liability (4) 20,831 + Non-controlling Interest Net Debt, etc. (33,321) ____________________ Source： LINE’s standalone projections provided by LINE, company disclosures (1) Expected Net debt items at December 31, 2019 based on LINE’s direction (2) FVOCI financial assets provided and included as a cash like item based on LINE’s direction (3) At the direction of LINE, includes value of listed affiliates (DEMAE-CAN Co. Ltd.) at market value as of November 13, 2019, adjusted to LINE’s ownership percentage 8 (4) Non-controlling interest as of June 30, 2019 is used based on LINE’s direction

Strictly Confidential DCF Analysis 1 Core Business: Summary of DCF Projection Forecast Projection LINE Extrapolated Projections Terminal (Unit: JPY mm) FY2019 FY2020 FY2021 FY2022 FY2023 FY2024 FY2025 FY2026 FY2027 FY2028 FY2029 Year Sales 194,799 212,229 230,434 246,606 258,994 267,706 275,713 282,932 289,285 294,703 299,123 299,123 % growth (YonY) 8.9% 8.6% 7.0% 5.0% 3.4% 3.0% 2.6% 2.2% 1.9% 1.5% EBITDA 49,923 62,077 70,628 78,660 84,089 89,244 91,581 93,637 95,391 96,822 96,822 % sales 23.5% 26.9% 28.6% 30.4% 31.4% 32.4% 32.4% 32.4% 32.4% 32.4% 32.4% - D&A (8,253) (9,047) (9,723) (10,227) (10,832) (9,753) (9,640) (9,480) (9,274) (9,024) (9,115) % sales (3.9%) (3.9%) (3.9%) (3.9%) (4.0%) (3.5%) (3.4%) (3.3%) (3.1%) (3.0%) (3.0%) EBIT 33,305 41,670 53,030 60,905 68,433 73,258 79,491 81,941 84,157 86,117 87,798 87,707 % sales 17.1% 19.6% 23.0% 24.7% 26.4% 27.4% 28.8% 29.0% 29.1% 29.2% 29.4% 29.3% + Non-cash expense adjustment 729 3,734 3,909 4,489 3,888 2,563 0 0 0 0 0 0 Pre-tax Income 34,034 45,403 56,939 65,394 72,321 75,821 79,491 81,941 84,157 86,117 87,798 87,707 Tax Expense (10,421) (13,903) (17,435) (20,024) (22,145) (23,216) (24,340) (25,090) (25,769) (26,369) (26,884) (26,856) Effective Tax Rate 30.6% 30.6% 30.6% 30.6% 30.6% 30.6% 30.6% 30.6% 30.6% 30.6% 30.6% 30.6% NOPAT 23,613 31,501 39,504 45,370 50,176 52,604 55,151 56,850 58,388 59,748 60,914 60,851 + D&A 8,253 9,047 9,723 10,227 10,832 9,753 9,640 9,480 9,274 9,024 9,115 - CAPEX (10,000) (12,000) (12,000) (10,800) (9,000) (8,402) (8,622) (8,815) (8,980) (9,115) (9,115) +/- Change in Net Working Capital (722) (151) 181 127 346 255 172 101 43 0 0 Unlevered Free Cash Flow 29,032 36,400 43,274 49,730 54,783 56,757 58,041 59,154 60,085 60,823 60,851 DCF Summary (PGR method) Discount Discounted Terminal Value Enterprise Value Implied Exit EBITDA Multiple Rate UFCF 1.25% 1.50% 1.75% 1.25% 1.50% 1.75% 1.25% 1.50% 1.75% 5.75% 376,924 804,981 854,438 910,076 1,181,905 1,231,361 1,287,000 14.5x 15.4x 16.4x 6.25% 367,941 + 692,735 730,995 773,506 = 1,060,676 1,098,936 1,141,448 13.1x 13.8x 14.6x 6.75% 359,273 602,288 632,526 665,789 961,562 991,800 1,025,062 12.0x 12.6x 13.2x § Key Assumptions: § WACC: 5.75% ~ 6.75% (1) § PGR: 1.25% ~ 1.75% (2) § Applied the Japan statutory tax rate of 30.6% ____________________ Source： LINE Projections Note: Projections provided by LINE. Assumes statutory domestic tax rate of 30.6% for projection period in accordance with guidance by LINE. Cash flows discounted to December 31, 2019 (1) Based on the direction of LINE, applied a 1.5% PGR to align with sales growth of the final year of the projection period (FY2 029) 9 (2) Based on the direction of LINE, tax expense was calculated on a business segment basis, applying the Japan statutory tax rate of 30.6% to the pre-tax income from the Core Business and Strategic Business separatelyStrictly Confidential DCF Analysis 1 Core Business: Summary of DCF Projection Forecast Projection LINE Extrapolated Projections Terminal (Unit: JPY mm) FY2019 FY2020 FY2021 FY2022 FY2023 FY2024 FY2025 FY2026 FY2027 FY2028 FY2029 Year Sales 194,799 212,229 230,434 246,606 258,994 267,706 275,713 282,932 289,285 294,703 299,123 299,123 % growth (YonY) 8.9% 8.6% 7.0% 5.0% 3.4% 3.0% 2.6% 2.2% 1.9% 1.5% EBITDA 49,923 62,077 70,628 78,660 84,089 89,244 91,581 93,637 95,391 96,822 96,822 % sales 23.5% 26.9% 28.6% 30.4% 31.4% 32.4% 32.4% 32.4% 32.4% 32.4% 32.4% - D&A (8,253) (9,047) (9,723) (10,227) (10,832) (9,753) (9,640) (9,480) (9,274) (9,024) (9,115) % sales (3.9%) (3.9%) (3.9%) (3.9%) (4.0%) (3.5%) (3.4%) (3.3%) (3.1%) (3.0%) (3.0%) EBIT 33,305 41,670 53,030 60,905 68,433 73,258 79,491 81,941 84,157 86,117 87,798 87,707 % sales 17.1% 19.6% 23.0% 24.7% 26.4% 27.4% 28.8% 29.0% 29.1% 29.2% 29.4% 29.3% + Non-cash expense adjustment 729 3,734 3,909 4,489 3,888 2,563 0 0 0 0 0 0 Pre-tax Income 34,034 45,403 56,939 65,394 72,321 75,821 79,491 81,941 84,157 86,117 87,798 87,707 Tax Expense (10,421) (13,903) (17,435) (20,024) (22,145) (23,216) (24,340) (25,090) (25,769) (26,369) (26,884) (26,856) Effective Tax Rate 30.6% 30.6% 30.6% 30.6% 30.6% 30.6% 30.6% 30.6% 30.6% 30.6% 30.6% 30.6% NOPAT 23,613 31,501 39,504 45,370 50,176 52,604 55,151 56,850 58,388 59,748 60,914 60,851 + D&A 8,253 9,047 9,723 10,227 10,832 9,753 9,640 9,480 9,274 9,024 9,115 - CAPEX (10,000) (12,000) (12,000) (10,800) (9,000) (8,402) (8,622) (8,815) (8,980) (9,115) (9,115) +/- Change in Net Working Capital (722) (151) 181 127 346 255 172 101 43 0 0 Unlevered Free Cash Flow 29,032 36,400 43,274 49,730 54,783 56,757 58,041 59,154 60,085 60,823 60,851 DCF Summary (PGR method) Discount Discounted Terminal Value Enterprise Value Implied Exit EBITDA Multiple Rate UFCF 1.25% 1.50% 1.75% 1.25% 1.50% 1.75% 1.25% 1.50% 1.75% 5.75% 376,924 804,981 854,438 910,076 1,181,905 1,231,361 1,287,000 14.5x 15.4x 16.4x 6.25% 367,941 + 692,735 730,995 773,506 = 1,060,676 1,098,936 1,141,448 13.1x 13.8x 14.6x 6.75% 359,273 602,288 632,526 665,789 961,562 991,800 1,025,062 12.0x 12.6x 13.2x § Key Assumptions: § WACC: 5.75% ~ 6.75% (1) § PGR: 1.25% ~ 1.75% (2) § Applied the Japan statutory tax rate of 30.6% ____________________ Source： LINE Projections Note: Projections provided by LINE. Assumes statutory domestic tax rate of 30.6% for projection period in accordance with guidance by LINE. Cash flows discounted to December 31, 2019 (1) Based on the direction of LINE, applied a 1.5% PGR to align with sales growth of the final year of the projection period (FY2 029) 9 (2) Based on the direction of LINE, tax expense was calculated on a business segment basis, applying the Japan statutory tax rate of 30.6% to the pre-tax income from the Core Business and Strategic Business separately

Strictly Confidential DCF Analysis 2 Strategic Business: Summary of DCF Projection Forecast Projection LINE Extrapolated Projections Terminal (Unit: JPY mm) FY2019 FY2020 FY2021 FY2022 FY2023 FY2024 FY2025 FY2026 FY2027 FY2028 FY2029 Year Sales 32,555 45,370 83,770 126,207 170,679 199,479 227,006 251,351 270,578 282,957 287,201 287,201 % growth (YonY) 39.4% 84.6% 50.7% 35.2% 16.9% 13.8% 10.7% 7.6% 4.6% 1.5% EBITDA (57,931) (41,996) (21,286) 5,966 21,697 32,842 42,982 53,395 63,289 71,800 71,800 % sales (127.7%) (50.1%) (16.9%) 3.5% 10.9% 14.5% 17.1% 19.7% 22.4% 25.0% 25.0% - D&A (4,551) (6,205) (7,005) (7,676) (8,297) (7,402) (7,702) (7,760) (7,559) (7,108) (7,180) % sales (10.0%) (7.4%) (5.6%) (4.5%) (4.2%) (3.3%) (3.1%) (2.9%) (2.7%) (2.5%) (2.5%) EBIT (69,577) (62,482) (48,201) (28,291) (1,710) 13,400 25,440 35,281 45,635 55,730 64,692 64,620 % sales (213.7%) (137.7%) (57.5%) (22.4%) (1.0%) 6.7% 11.2% 14.0% 16.9% 19.7% 22.5% 22.5% + Non-cash expense adjustment 122 798 1,421 2,297 2,562 1,910 0 0 0 0 0 0 Pre-tax Income (69,455) (61,684) (46,780) (25,994) 852 15,310 25,440 35,281 45,635 55,730 64,692 64,620 Tax Expense 0 0 0 0 (130) (2,344) (3,895) (5,401) (6,987) (8,532) (9,904) (19,787) Effective Tax Rate 0.0% 0.0% 0.0% 0.0% 15.3% 15.3% 15.3% 15.3% 15.3% 15.3% 15.3% 30.6% NOPAT (69,455) (61,684) (46,780) (25,994) 722 12,966 21,545 29,879 38,649 47,197 54,788 44,833 + D&A 4,551 6,205 7,005 7,676 8,297 7,402 7,702 7,760 7,559 7,108 7,180 - CAPEX (10,000) (8,000) (8,000) (7,200) (6,000) (5,675) (6,284) (6,764) (7,074) (7,180) (7,180) +/- Change in Net Working Capital 897 (4,178) (4,438) (6,544) (3,403) (2,602) (1,726) (909) (293) 0 0 Unlevered Free Cash Flow (66,236) (52,753) (31,427) (5,346) 11,860 20,670 29,571 38,735 47,390 54,716 44,833 DCF Summary (PGR method) Discount Discounted Terminal Value Remaining Enterprise Value Implied Exit EBITDA Multiple (2) Rate UFCF 1.25% 1.50% 1.75% NOL Value 1.25% 1.50% 1.75% 1.25% 1.50% 1.75% 9.50% (36,825) 232,332 240,184 248,543 9,074 204,581 212,433 220,791 8.0x 8.3x 8.6x 10.00% (39,441) + 209,778 216,481 223,590 + 8,620 = 178,957 185,660 192,770 7.6x 7.8x 8.1x 10.50% (41,932) 190,070 195,832 201,924 8,192 156,330 162,092 168,183 7.2x 7.4x 7.6x § Key Assumptions: § WACC: 9.50% ~ 10.50% (1) § PGR: 1.25% ~ 1.75% § NOL in the Strategic Business that is incurred from FY2019 to FY2022 is used to lower future tax expense in accordance with Japanese corporate tax laws within the Strategic Business segment based on LINE’s direction. For any remaining NOL past the projection period, pre-tax income is extrapolated past the projection period based on the guidance of LINE until all remaining NOL is depleted. The value of the remaining NOL, (“Remaining NOL Value”), is calculated by discounting to the (2) valuation date (December 31, 2019) with the Strategic Business discount rate. Applied the Japan statutory tax rate of 30.6% ____________________ Source： LINE Projections Note: Projections provided by LINE. Assumes statutory domestic tax rate of 30.6% for projection period in accordance to guidance by LINE. Cash flows discounted to December 31, 2019 (1) Based on the direction of LINE, applied a 1.5% PGR to align with sales growth of the final year of the projection period (FY2029) 10 (2) Based on the direction of LINE, tax expense was calculated on a business segment basis, applying the Japan statutory tax rate of 30.6% to the pre-tax income from the Core Business and Strategic Business separately. Extrapolation of pre-tax income past the projection period is conducted with the guidance of LINE, by assuming the same sales growth (1.5%), EBIT margin (22.5%), and non-cash expense adjustment from the final year of the projection period (FY2029)Strictly Confidential DCF Analysis 2 Strategic Business: Summary of DCF Projection Forecast Projection LINE Extrapolated Projections Terminal (Unit: JPY mm) FY2019 FY2020 FY2021 FY2022 FY2023 FY2024 FY2025 FY2026 FY2027 FY2028 FY2029 Year Sales 32,555 45,370 83,770 126,207 170,679 199,479 227,006 251,351 270,578 282,957 287,201 287,201 % growth (YonY) 39.4% 84.6% 50.7% 35.2% 16.9% 13.8% 10.7% 7.6% 4.6% 1.5% EBITDA (57,931) (41,996) (21,286) 5,966 21,697 32,842 42,982 53,395 63,289 71,800 71,800 % sales (127.7%) (50.1%) (16.9%) 3.5% 10.9% 14.5% 17.1% 19.7% 22.4% 25.0% 25.0% - D&A (4,551) (6,205) (7,005) (7,676) (8,297) (7,402) (7,702) (7,760) (7,559) (7,108) (7,180) % sales (10.0%) (7.4%) (5.6%) (4.5%) (4.2%) (3.3%) (3.1%) (2.9%) (2.7%) (2.5%) (2.5%) EBIT (69,577) (62,482) (48,201) (28,291) (1,710) 13,400 25,440 35,281 45,635 55,730 64,692 64,620 % sales (213.7%) (137.7%) (57.5%) (22.4%) (1.0%) 6.7% 11.2% 14.0% 16.9% 19.7% 22.5% 22.5% + Non-cash expense adjustment 122 798 1,421 2,297 2,562 1,910 0 0 0 0 0 0 Pre-tax Income (69,455) (61,684) (46,780) (25,994) 852 15,310 25,440 35,281 45,635 55,730 64,692 64,620 Tax Expense 0 0 0 0 (130) (2,344) (3,895) (5,401) (6,987) (8,532) (9,904) (19,787) Effective Tax Rate 0.0% 0.0% 0.0% 0.0% 15.3% 15.3% 15.3% 15.3% 15.3% 15.3% 15.3% 30.6% NOPAT (69,455) (61,684) (46,780) (25,994) 722 12,966 21,545 29,879 38,649 47,197 54,788 44,833 + D&A 4,551 6,205 7,005 7,676 8,297 7,402 7,702 7,760 7,559 7,108 7,180 - CAPEX (10,000) (8,000) (8,000) (7,200) (6,000) (5,675) (6,284) (6,764) (7,074) (7,180) (7,180) +/- Change in Net Working Capital 897 (4,178) (4,438) (6,544) (3,403) (2,602) (1,726) (909) (293) 0 0 Unlevered Free Cash Flow (66,236) (52,753) (31,427) (5,346) 11,860 20,670 29,571 38,735 47,390 54,716 44,833 DCF Summary (PGR method) Discount Discounted Terminal Value Remaining Enterprise Value Implied Exit EBITDA Multiple (2) Rate UFCF 1.25% 1.50% 1.75% NOL Value 1.25% 1.50% 1.75% 1.25% 1.50% 1.75% 9.50% (36,825) 232,332 240,184 248,543 9,074 204,581 212,433 220,791 8.0x 8.3x 8.6x 10.00% (39,441) + 209,778 216,481 223,590 + 8,620 = 178,957 185,660 192,770 7.6x 7.8x 8.1x 10.50% (41,932) 190,070 195,832 201,924 8,192 156,330 162,092 168,183 7.2x 7.4x 7.6x § Key Assumptions: § WACC: 9.50% ~ 10.50% (1) § PGR: 1.25% ~ 1.75% § NOL in the Strategic Business that is incurred from FY2019 to FY2022 is used to lower future tax expense in accordance with Japanese corporate tax laws within the Strategic Business segment based on LINE’s direction. For any remaining NOL past the projection period, pre-tax income is extrapolated past the projection period based on the guidance of LINE until all remaining NOL is depleted. The value of the remaining NOL, (“Remaining NOL Value”), is calculated by discounting to the (2) valuation date (December 31, 2019) with the Strategic Business discount rate. Applied the Japan statutory tax rate of 30.6% ____________________ Source： LINE Projections Note: Projections provided by LINE. Assumes statutory domestic tax rate of 30.6% for projection period in accordance to guidance by LINE. Cash flows discounted to December 31, 2019 (1) Based on the direction of LINE, applied a 1.5% PGR to align with sales growth of the final year of the projection period (FY2029) 10 (2) Based on the direction of LINE, tax expense was calculated on a business segment basis, applying the Japan statutory tax rate of 30.6% to the pre-tax income from the Core Business and Strategic Business separately. Extrapolation of pre-tax income past the projection period is conducted with the guidance of LINE, by assuming the same sales growth (1.5%), EBIT margin (22.5%), and non-cash expense adjustment from the final year of the projection period (FY2029)

Strictly Confidential SOTP Analysis Results Summary General Assumptions LINE Net Debt, etc. (JPY mm) (33,321) Shares outstanding 245 (mm shares) Units: JPY mm ① Core Business Discounted Terminal Value Enterprise Value Implied Exit EBITDA Multiple Discount Rate UFCF 1.25% 1.50% 1.75% 1.25% 1.50% 1.75% 1.25% 1.50% 1.75% 5.75% 376,924 804,981 854,438 910,076 1,181,905 1,231,361 1,287,000 14.5x 15.4x 16.4x 6.25% 367,941 + 692,735 730,995 773,506 = 1,060,676 1,098,936 1,141,448 13.1x 13.8x 14.6x 6.75% 359,273 602,288 632,526 665,789 961,562 991,800 1,025,062 12.0x 12.6x 13.2x ② Strategic Business Discount Discounted Terminal Value Remaining Enterprise Value Implied Exit EBITDA Multiple Rate UFCF 1.25% 1.50% 1.75% NOL Value 1.25% 1.50% 1.75% 1.25% 1.50% 1.75% 9.50% (36,825) 232,332 240,184 248,543 9,074 204,581 212,433 220,791 8.0x 8.3x 8.6x 10.00% (39,441) + 209,778 216,481 223,590 + 8,620 = 178,957 185,660 192,770 7.6x 7.8x 8.1x 10.50% (41,932) 190,070 195,832 201,924 8,192 156,330 162,092 168,183 7.2x 7.4x 7.6x DCF Summary Consolidated PGR Discount Terminal Value Enterprise Value Equity Value Equity value per share (JPY) PV of Net Rate UFCF Low Mid High Low Mid High Debt Low Mid High Low Mid High Low 340,098 1,037,314 1,094,622 1,158,619 1,386,486 1,443,794 1,507,791 (33,321) 1,419,807 1,477,115 1,541,112 5,798 6,032 6,293 Mid 328,500 + 902,512 947,476 997,096 = 1,239,633 1,284,597 1,334,217 + (33,321) = 1,272,954 1,317,917 1,367,538 = 5,198 5,382 5,584 High 317,341 792,358 828,359 867,712 1,117,892 1,153,892 1,193,246 (33,321) 1,151,213 1,187,213 1,226,566 4,701 4,848 5,009 ____________________ 11 Source： Analysis based on LINE’s Projections provided by LINEStrictly Confidential SOTP Analysis Results Summary General Assumptions LINE Net Debt, etc. (JPY mm) (33,321) Shares outstanding 245 (mm shares) Units: JPY mm ① Core Business Discounted Terminal Value Enterprise Value Implied Exit EBITDA Multiple Discount Rate UFCF 1.25% 1.50% 1.75% 1.25% 1.50% 1.75% 1.25% 1.50% 1.75% 5.75% 376,924 804,981 854,438 910,076 1,181,905 1,231,361 1,287,000 14.5x 15.4x 16.4x 6.25% 367,941 + 692,735 730,995 773,506 = 1,060,676 1,098,936 1,141,448 13.1x 13.8x 14.6x 6.75% 359,273 602,288 632,526 665,789 961,562 991,800 1,025,062 12.0x 12.6x 13.2x ② Strategic Business Discount Discounted Terminal Value Remaining Enterprise Value Implied Exit EBITDA Multiple Rate UFCF 1.25% 1.50% 1.75% NOL Value 1.25% 1.50% 1.75% 1.25% 1.50% 1.75% 9.50% (36,825) 232,332 240,184 248,543 9,074 204,581 212,433 220,791 8.0x 8.3x 8.6x 10.00% (39,441) + 209,778 216,481 223,590 + 8,620 = 178,957 185,660 192,770 7.6x 7.8x 8.1x 10.50% (41,932) 190,070 195,832 201,924 8,192 156,330 162,092 168,183 7.2x 7.4x 7.6x DCF Summary Consolidated PGR Discount Terminal Value Enterprise Value Equity Value Equity value per share (JPY) PV of Net Rate UFCF Low Mid High Low Mid High Debt Low Mid High Low Mid High Low 340,098 1,037,314 1,094,622 1,158,619 1,386,486 1,443,794 1,507,791 (33,321) 1,419,807 1,477,115 1,541,112 5,798 6,032 6,293 Mid 328,500 + 902,512 947,476 997,096 = 1,239,633 1,284,597 1,334,217 + (33,321) = 1,272,954 1,317,917 1,367,538 = 5,198 5,382 5,584 High 317,341 792,358 828,359 867,712 1,117,892 1,153,892 1,193,246 (33,321) 1,151,213 1,187,213 1,226,566 4,701 4,848 5,009 ____________________ 11 Source： Analysis based on LINE’s Projections provided by LINE

Strictly Confidential Trading Comparable Analysis Trading Comparable Summary for Overall LINE Corporation : Primary Comparable Company CY2020 EV/Sales : Other relevant Comparable Companies (1) 8.8x (1) 7.7x 7.4x 5.8x Median: 5.4x 4.9x Average: 5.2x 3.7x 2.7x 0.9x (1) (2) Kakaku.com, Inc. Tencent Holdings Ltd. Facebook, Inc. Class A Twitter, Inc. Alphabet Inc. Class A Kakao Corp. Recruit Holdings Co., CyberAgent, Inc. Ltd. CY2021 EV/Sales 8.2x 6.2x 6.1x 5.1x Median: 4.6x 4.2x Average: 4.5x 3.0x 2.5x 0.9x (1) (2) Kakaku.com, Inc. Tencent Holdings Ltd. Facebook, Inc. Class A Twitter, Inc. Alphabet Inc. Class A Kakao Corp. Recruit Holdings Co., CyberAgent, Inc. Ltd. ____________________ Source: Company disclosures, Factset as of December 4, 2019; Note: Adjusted for stock options based on treasury stock method based on latest relevant annual, semiannual, or quarterly disclosures figures (1) Number of shares adjusted for stock repurchase of 0.5m shares disclosed on December 2, 2019 12 (2) Number of shares adjusted for stock repurchase of 8.0m shares disclosed on December 2, 2019Strictly Confidential Trading Comparable Analysis Trading Comparable Summary for Overall LINE Corporation : Primary Comparable Company CY2020 EV/Sales : Other relevant Comparable Companies (1) 8.8x (1) 7.7x 7.4x 5.8x Median: 5.4x 4.9x Average: 5.2x 3.7x 2.7x 0.9x (1) (2) Kakaku.com, Inc. Tencent Holdings Ltd. Facebook, Inc. Class A Twitter, Inc. Alphabet Inc. Class A Kakao Corp. Recruit Holdings Co., CyberAgent, Inc. Ltd. CY2021 EV/Sales 8.2x 6.2x 6.1x 5.1x Median: 4.6x 4.2x Average: 4.5x 3.0x 2.5x 0.9x (1) (2) Kakaku.com, Inc. Tencent Holdings Ltd. Facebook, Inc. Class A Twitter, Inc. Alphabet Inc. Class A Kakao Corp. Recruit Holdings Co., CyberAgent, Inc. Ltd. ____________________ Source: Company disclosures, Factset as of December 4, 2019; Note: Adjusted for stock options based on treasury stock method based on latest relevant annual, semiannual, or quarterly disclosures figures (1) Number of shares adjusted for stock repurchase of 0.5m shares disclosed on December 2, 2019 12 (2) Number of shares adjusted for stock repurchase of 8.0m shares disclosed on December 2, 2019

Strictly Confidential AppendixStrictly Confidential Appendix

Strictly Confidential Trading Comparable Analysis Trading Comparable Summary EV/Sales EV/EBITDA EBITDA Margin CAGR ('19~'21) Company Name Mkt Value Ent Value CY20 CY21 CY20 CY21 CY20 CY21 Sales EBITDA EPS (USD mm) (USD mm) (x) (x) (x) (x) (%) (%) (%) (%) (%) (1) LINE Corp. 10,318 10,251 4.3x 3.6x NM 55.6x -3.1% 6.4% 17.6% NM NM (1) Z Holdings Corporation 16,817 16,431 1.8x 1.7x 8.3x 7.6x 21.6% 22.3% 3.0% NM NM Comps for Overall LINE Corporation and Core Business : Global Messengers/Platforms & Japanese Internet/Ad 1 Alphabet Inc. 909,656 802,227 4.9x 4.2x 11.7x 10.1x 42.3% 41.6% 8.5% 16.2% 15.6% 2 Facebook, Inc. 566,671 523,958 7.4x 6.1x 11.9x 9.9x 62.3% 61.7% 10.3% 18.1% 31.0% 3 Tencent Holdings Ltd. 401,600 409,032 7.7x 6.2x 17.7x 14.8x 43.3% 42.1% 11.1% 18.9% 21.6% (2) 4 Recruit Holdings Co., Ltd. 60,660 60,157 2.7x 2.5x 17.9x 15.7x 14.8% 16.1% 3.6% 13.8% 14.6% 5 Twitter, Inc. 23,365 20,092 5.8x 5.1x 14.4x 12.3x 40.6% 41.1% 7.2% 15.1% -30.7% 6 Kakao Corp. 10,539 9,509 3.7x 3.0x 19.3x 15.2x 19.1% 20.0% 10.4% 41.6% 58.8% (3) 7 Kakaku.com, Inc. 5,186 4,913 8.8x 8.2x 17.3x 16.1x 50.8% 51.0% 4.6% 7.5% 8.3% 8 CyberAgent, Inc. 4,385 4,136 0.9x 0.9x 10.1x 8.7x 9.2% 10.0% 5.9% 12.8% 104.2% Average 5.2x 4.5x 15.0x 12.8x 35.3% 35.5% 7.7% 18.0% 28.0% Median 5.4x 4.6x 15.8x 13.6x 41.4% 41.3% 7.9% 15.6% 18.6% (Reference Only) Comps for Strategic Business: Payment Providers 1 Shopify, Inc. 43,811 41,254 26.5x 19.4x NM NM 7.2% 10.3% 16.9% 83.0% 209.5% 2 Square, Inc. 31,619 31,487 14.0x 11.0x 59.1x 41.3x 23.8% 26.7% 12.9% 35.8% 32.1% 3 PagSeguro Digital Ltd. 10,011 9,514 6.9x 5.4x 14.1x 11.3x 48.6% 47.9% 12.8% 29.2% 29.7% 4 Afterpay Limited 5,160 5,038 11.1x 7.2x 70.1x 33.9x 15.9% 21.1% 64.8% 113.5% NM (4) 5 Zip Co Ltd. 896 1,249 8.9x 6.1x NM 44.9x 6.8% 13.7% 56.3% NM NM Average 13.5x 9.8x 47.8x 32.8x 20.5% 23.9% 32.7% 65.4% 90.4% Median 11.1x 7.2x 59.1x 37.6x 15.9% 21.1% 16.9% 59.4% 32.1% ____________________ Source: Company disclosures, Factset as of December 4, 2019; LINE projections Note: Adjusted for stock options based on treasury stock method based on latest relevant annual, semiannual, or quarterly disclosures figures Note: Payment Comps are shown only for reference purpose : Primary Comparable Company (1) LINE and ZHD stock price are unaffected price as of November 13, 2019 13 (2) Number of shares adjusted for stock repurchase of 8.0m shares disclosed on December 2, 2019 (3) Number of shares adjusted for stock repurchase of 0.5m shares disclosed on December 2, 2019 (4) Number of shares adjusted for equity placement announced on November 29, 2019Strictly Confidential Trading Comparable Analysis Trading Comparable Summary EV/Sales EV/EBITDA EBITDA Margin CAGR ('19~'21) Company Name Mkt Value Ent Value CY20 CY21 CY20 CY21 CY20 CY21 Sales EBITDA EPS (USD mm) (USD mm) (x) (x) (x) (x) (%) (%) (%) (%) (%) (1) LINE Corp. 10,318 10,251 4.3x 3.6x NM 55.6x -3.1% 6.4% 17.6% NM NM (1) Z Holdings Corporation 16,817 16,431 1.8x 1.7x 8.3x 7.6x 21.6% 22.3% 3.0% NM NM Comps for Overall LINE Corporation and Core Business : Global Messengers/Platforms & Japanese Internet/Ad 1 Alphabet Inc. 909,656 802,227 4.9x 4.2x 11.7x 10.1x 42.3% 41.6% 8.5% 16.2% 15.6% 2 Facebook, Inc. 566,671 523,958 7.4x 6.1x 11.9x 9.9x 62.3% 61.7% 10.3% 18.1% 31.0% 3 Tencent Holdings Ltd. 401,600 409,032 7.7x 6.2x 17.7x 14.8x 43.3% 42.1% 11.1% 18.9% 21.6% (2) 4 Recruit Holdings Co., Ltd. 60,660 60,157 2.7x 2.5x 17.9x 15.7x 14.8% 16.1% 3.6% 13.8% 14.6% 5 Twitter, Inc. 23,365 20,092 5.8x 5.1x 14.4x 12.3x 40.6% 41.1% 7.2% 15.1% -30.7% 6 Kakao Corp. 10,539 9,509 3.7x 3.0x 19.3x 15.2x 19.1% 20.0% 10.4% 41.6% 58.8% (3) 7 Kakaku.com, Inc. 5,186 4,913 8.8x 8.2x 17.3x 16.1x 50.8% 51.0% 4.6% 7.5% 8.3% 8 CyberAgent, Inc. 4,385 4,136 0.9x 0.9x 10.1x 8.7x 9.2% 10.0% 5.9% 12.8% 104.2% Average 5.2x 4.5x 15.0x 12.8x 35.3% 35.5% 7.7% 18.0% 28.0% Median 5.4x 4.6x 15.8x 13.6x 41.4% 41.3% 7.9% 15.6% 18.6% (Reference Only) Comps for Strategic Business: Payment Providers 1 Shopify, Inc. 43,811 41,254 26.5x 19.4x NM NM 7.2% 10.3% 16.9% 83.0% 209.5% 2 Square, Inc. 31,619 31,487 14.0x 11.0x 59.1x 41.3x 23.8% 26.7% 12.9% 35.8% 32.1% 3 PagSeguro Digital Ltd. 10,011 9,514 6.9x 5.4x 14.1x 11.3x 48.6% 47.9% 12.8% 29.2% 29.7% 4 Afterpay Limited 5,160 5,038 11.1x 7.2x 70.1x 33.9x 15.9% 21.1% 64.8% 113.5% NM (4) 5 Zip Co Ltd. 896 1,249 8.9x 6.1x NM 44.9x 6.8% 13.7% 56.3% NM NM Average 13.5x 9.8x 47.8x 32.8x 20.5% 23.9% 32.7% 65.4% 90.4% Median 11.1x 7.2x 59.1x 37.6x 15.9% 21.1% 16.9% 59.4% 32.1% ____________________ Source: Company disclosures, Factset as of December 4, 2019; LINE projections Note: Adjusted for stock options based on treasury stock method based on latest relevant annual, semiannual, or quarterly disclosures figures Note: Payment Comps are shown only for reference purpose : Primary Comparable Company (1) LINE and ZHD stock price are unaffected price as of November 13, 2019 13 (2) Number of shares adjusted for stock repurchase of 8.0m shares disclosed on December 2, 2019 (3) Number of shares adjusted for stock repurchase of 0.5m shares disclosed on December 2, 2019 (4) Number of shares adjusted for equity placement announced on November 29, 2019

Strictly Confidential Next Twelve Months Multiple Analysis NTM EV / Sales 3 Year 2 Year 1 Year 6 Month 3 Month NTM EV / Sales – Last Three Years LINE Average 4.1x 3.9x 3.3x 3.2x 3.6x (1) 5.1x 5.0x 4.6x 4.7x 4.7x LINE Peers Average (1) Kakao Average 3.3x 3.1x 2.8x 2.9x 2.9x (1) Average Discount to Peers (1.0x) (1.2x) (1.4x) (1.5x) (1.1x) LINE High 5.8x 5.8x 4.1x 4.1x 4.1x LINE Low 2.5x 2.5x 2.5x 2.5x 3.0x 6.5x 6.0x 5.5x 5.0x (1) LINE Peers : 4.50x 4.5x LINE: 4.0x 4.14x 3.5x Kakao: 3.19x 3.0x 2.5x 2.0x 11/13/2016 11/13/2017 11/13/2018 11/13/2019 ____________________ Source: Factset as of December 4, 2019. Note: EV/Sales transition data for last three years until November 13, 2019 (day prior to the leak date) 14 Note: Adjusted for stock options based on Factset. Not including “other current financial assets” and “other current financial liabilities” in net debt calculations (1) LINE peers include Alphabet, CyberAgent, Facebook, Kakaku, Kakao, Recruit, Tencent, TwitterStrictly Confidential Next Twelve Months Multiple Analysis NTM EV / Sales 3 Year 2 Year 1 Year 6 Month 3 Month NTM EV / Sales – Last Three Years LINE Average 4.1x 3.9x 3.3x 3.2x 3.6x (1) 5.1x 5.0x 4.6x 4.7x 4.7x LINE Peers Average (1) Kakao Average 3.3x 3.1x 2.8x 2.9x 2.9x (1) Average Discount to Peers (1.0x) (1.2x) (1.4x) (1.5x) (1.1x) LINE High 5.8x 5.8x 4.1x 4.1x 4.1x LINE Low 2.5x 2.5x 2.5x 2.5x 3.0x 6.5x 6.0x 5.5x 5.0x (1) LINE Peers : 4.50x 4.5x LINE: 4.0x 4.14x 3.5x Kakao: 3.19x 3.0x 2.5x 2.0x 11/13/2016 11/13/2017 11/13/2018 11/13/2019 ____________________ Source: Factset as of December 4, 2019. Note: EV/Sales transition data for last three years until November 13, 2019 (day prior to the leak date) 14 Note: Adjusted for stock options based on Factset. Not including “other current financial assets” and “other current financial liabilities” in net debt calculations (1) LINE peers include Alphabet, CyberAgent, Facebook, Kakaku, Kakao, Recruit, Tencent, Twitter

Strictly Confidential WACC Analysis Core Range Cost of Equity Low High (1) Risk Free Rate (0.04%) (2) Levered Beta 1.04 (3) Equity Risk Premium 5.0% 7.0% Cost of Equity 5.2% 7.3% Cost of Debt (4) Pre-tax Cost of Debt 0.5% (5) Marginal Tax Rate 30.6% (7) Comparable Companies : After-tax Cost of Debt 0.3% ALPHABET INC FACEBOOK INC TENCENT HOLDINGS LTD Net Debt / Net Capital 0.0% RECRUIT HOLDINGS CO LTD TWITTER INC KAKAO CORP (6) KAKAKU.COM INC Weighted Average Cost of Capital 5.2% 7.3% CYBERAGENT INC ____________________ Source: Company disclosure, Bloomberg (as of December 4, 2019), KPMG (1) 10 year Japanese government bond spot rate as of December 4, 2019 (2) Reference: Bloomberg average beta figure after weekly adjustment for the last five years. Levered beta = Average unlevered beta figure for Comparable Companies x (1 + (1-corporation tax rate) x (net interest-bearing debts/market cap)) (3) Based on BofAML guidelines (4) BofA Debt Capital Markets Estimates (5) Reference: 30.6% corporate tax rate for Japan (6) WACC = (net interest-bearing debts/Enterprise Value) x (cost of debts x (1-corporation tax rate)) + (market cap/Enterprise Value) x equity costs 15 (7) Adjusted for stock options based on treasury stock method based on latest relevant annual, semiannual, or quarterly disclosures figures. R ecruit and Kakaku’s number of share adjusted for the stock repurchase of 8.0m and 0.5m respectively which were disclosed in December 2, 2019Strictly Confidential WACC Analysis Core Range Cost of Equity Low High (1) Risk Free Rate (0.04%) (2) Levered Beta 1.04 (3) Equity Risk Premium 5.0% 7.0% Cost of Equity 5.2% 7.3% Cost of Debt (4) Pre-tax Cost of Debt 0.5% (5) Marginal Tax Rate 30.6% (7) Comparable Companies : After-tax Cost of Debt 0.3% ALPHABET INC FACEBOOK INC TENCENT HOLDINGS LTD Net Debt / Net Capital 0.0% RECRUIT HOLDINGS CO LTD TWITTER INC KAKAO CORP (6) KAKAKU.COM INC Weighted Average Cost of Capital 5.2% 7.3% CYBERAGENT INC ____________________ Source: Company disclosure, Bloomberg (as of December 4, 2019), KPMG (1) 10 year Japanese government bond spot rate as of December 4, 2019 (2) Reference: Bloomberg average beta figure after weekly adjustment for the last five years. Levered beta = Average unlevered beta figure for Comparable Companies x (1 + (1-corporation tax rate) x (net interest-bearing debts/market cap)) (3) Based on BofAML guidelines (4) BofA Debt Capital Markets Estimates (5) Reference: 30.6% corporate tax rate for Japan (6) WACC = (net interest-bearing debts/Enterprise Value) x (cost of debts x (1-corporation tax rate)) + (market cap/Enterprise Value) x equity costs 15 (7) Adjusted for stock options based on treasury stock method based on latest relevant annual, semiannual, or quarterly disclosures figures. R ecruit and Kakaku’s number of share adjusted for the stock repurchase of 8.0m and 0.5m respectively which were disclosed in December 2, 2019

Strictly Confidential WACC Analysis Strategic Range Cost of Equity Low High (1) Risk Free Rate (0.04%) (2) Levered Beta 1.69 (3) Equity Risk Premium 5.0% 7.0% Cost of Equity 8.4% 11.8% Cost of Debt (4) Pre-tax Cost of Debt 0.5% (5) Marginal Tax Rate 30.6% After-tax Cost of Debt 0.3% (7) Comparable Companies : Net Debt / Net Capital 0.0% SQUARE INC PAGSEGURO DIGITAL LTD AFTERPAY TOUCH GROUP LTD (6) SHOPIFY INC Weighted Average Cost of Capital 8.4% 11.8% ZIP CO LTD ____________________ Source: Company disclosure, Bloomberg (as of December 4, 2019), KPMG (1) 10 year Japanese government bond spot rate as of December 4, 2019 (2) Reference: Bloomberg average beta figure after weekly adjustment for the last five years. Levered beta = Average unlevered beta figure for Comparable Companies x (1 + (1-corporation tax rate) x (net interest-bearing debts/market cap)) (3) Based on BofAML guidelines (4) BofA Debt Capital Markets Estimates (5) Reference: 30.6% corporate tax rate for Japan (6) WACC = (net interest-bearing debts/Enterprise Value) x (cost of debts x (1-corporation tax rate)) + (market cap/Enterprise Value) x equity costs 16 (7) Adjusted for stock options based on treasury stock method based on latest relevant annual, semiannual, or quarterly disclosur es figures. Zip Co’s number of share adjusted for equity placement announced on November 29, 2019Strictly Confidential WACC Analysis Strategic Range Cost of Equity Low High (1) Risk Free Rate (0.04%) (2) Levered Beta 1.69 (3) Equity Risk Premium 5.0% 7.0% Cost of Equity 8.4% 11.8% Cost of Debt (4) Pre-tax Cost of Debt 0.5% (5) Marginal Tax Rate 30.6% After-tax Cost of Debt 0.3% (7) Comparable Companies : Net Debt / Net Capital 0.0% SQUARE INC PAGSEGURO DIGITAL LTD AFTERPAY TOUCH GROUP LTD (6) SHOPIFY INC Weighted Average Cost of Capital 8.4% 11.8% ZIP CO LTD ____________________ Source: Company disclosure, Bloomberg (as of December 4, 2019), KPMG (1) 10 year Japanese government bond spot rate as of December 4, 2019 (2) Reference: Bloomberg average beta figure after weekly adjustment for the last five years. Levered beta = Average unlevered beta figure for Comparable Companies x (1 + (1-corporation tax rate) x (net interest-bearing debts/market cap)) (3) Based on BofAML guidelines (4) BofA Debt Capital Markets Estimates (5) Reference: 30.6% corporate tax rate for Japan (6) WACC = (net interest-bearing debts/Enterprise Value) x (cost of debts x (1-corporation tax rate)) + (market cap/Enterprise Value) x equity costs 16 (7) Adjusted for stock options based on treasury stock method based on latest relevant annual, semiannual, or quarterly disclosur es figures. Zip Co’s number of share adjusted for equity placement announced on November 29, 2019

Strictly Confidential Precedent Minority Squeeze-Out Premiums Analysis Public US Companies All-Cash Squeeze Outs of 20-40% since 2005 Acquiror Initial Premium to (1) Ownership Stake Unaffected 52-Week high # of Bumps Mean 74.2% 21.8% (4.4%) 2.00 70% - 80% Initial Acquiror Ownership (5 Observations) Median 74.7% 15.2% (4.6%) 1.00 Mean 63.2% 35.9% 10.5% 2.20 60% - 69% Initial Acquiror Ownership (10 Observations) Median 63.1% 29.5% 18.4% 2.00 Mean 66.9% 31.2% 5.5% 2.00 All Data (15 Observations) Median 65.4% 26.3% 5.3% 1.00 ____________________ Source: Dealogic and public filings as of December 2, 2019. Note: Dollars in millions. 17 (1) Premium to the share price one day prior to the leak or the announcementStrictly Confidential Precedent Minority Squeeze-Out Premiums Analysis Public US Companies All-Cash Squeeze Outs of 20-40% since 2005 Acquiror Initial Premium to (1) Ownership Stake Unaffected 52-Week high # of Bumps Mean 74.2% 21.8% (4.4%) 2.00 70% - 80% Initial Acquiror Ownership (5 Observations) Median 74.7% 15.2% (4.6%) 1.00 Mean 63.2% 35.9% 10.5% 2.20 60% - 69% Initial Acquiror Ownership (10 Observations) Median 63.1% 29.5% 18.4% 2.00 Mean 66.9% 31.2% 5.5% 2.00 All Data (15 Observations) Median 65.4% 26.3% 5.3% 1.00 ____________________ Source: Dealogic and public filings as of December 2, 2019. Note: Dollars in millions. 17 (1) Premium to the share price one day prior to the leak or the announcement

Strictly Confidential Precedent Minority Squeeze-Out Premiums Analysis Public US Companies All-Cash Squeeze Outs of 20-40% since 2005 Announcement Deal Value Enterprise Ownership Stake Price Offered Premium to (1) Target Acquiror Date $ (mm) $ (mm) Initial Final Initial Final # of Bumps Unaffected 52 week high 11/28/12 Sauer-Danfoss Danfoss $694 $2,942 76% 100% $49.00 $58.50 3 49% 5% 2/7/18 Terra Nitrogen CF Industries 388 1,509 75% 100% 84.03 84.03 0 6% (23%) 11/9/18 International Speedway NASCAR 1,123 1,931 75% 100% 42.00 45.00 6 15% (5%) 1/18/05 UnitedGlobalCom Liberty Media 3,480 11,331 74% 100% 9.42 9.42 0 (2%) (9%) 4/24/19 Speedway Motorsports Sonic Financial 225 938 71% 100% 18.00 19.75 1 42% 9% 10/18/18 Valero Energy Partners Valero Energy $951 $2,927 68% 100% $42.25 $42.25 0 7% (12%) 3/10/08 Nationwide Financial Services Nationwide Mutual Insurance 2,440 8,806 66% 100% 47.20 52.25 2 38% (19%) 8/12/08 UnionBanCal Mitsubishi UFJ 3,511 10,147 65% 100% 63.00 73.50 3 26% 21% 2/21/05 Eon Labs Novartis 989 2,644 65% 100% 31.00 31.00 0 25% (30%) 4/3/17 World Point Terminals World Point Terminals 212 595 65% 100% 16.80 17.30 1 6% (2%) 11/1/10 CNA Surety Loews 475 1,219 61% 100% 22.00 26.55 1 38% 36% 1/24/07 21st Century Insurance Group AIG 758 1,934 61% 100% 19.75 22.00 2 33% 23% 10/9/06 NetRatings Nielsen 327 676 61% 100% 16.00 21.00 3 44% 37% 11/3/09 Landry's Restaurants Private (Tilman J Fertitta) 157 1,262 60% 100% 14.75 24.50 8 126% 37% 7/21/08 Genentech Roche 46,763 99,944 60% 100% 89.00 95.00 2 16% 16% ____________________ Source: Dealogic and public filings as of December 2, 2019. Note: Dollars in millions. Data sorted by initial acquiror ownership. Deal value represents value of the squeeze out. 18 (1) Premium to the share price one day prior to the leak or the announcement 60% - 69% Initial Ownership 70% - 80% Initial OwnershipStrictly Confidential Precedent Minority Squeeze-Out Premiums Analysis Public US Companies All-Cash Squeeze Outs of 20-40% since 2005 Announcement Deal Value Enterprise Ownership Stake Price Offered Premium to (1) Target Acquiror Date $ (mm) $ (mm) Initial Final Initial Final # of Bumps Unaffected 52 week high 11/28/12 Sauer-Danfoss Danfoss $694 $2,942 76% 100% $49.00 $58.50 3 49% 5% 2/7/18 Terra Nitrogen CF Industries 388 1,509 75% 100% 84.03 84.03 0 6% (23%) 11/9/18 International Speedway NASCAR 1,123 1,931 75% 100% 42.00 45.00 6 15% (5%) 1/18/05 UnitedGlobalCom Liberty Media 3,480 11,331 74% 100% 9.42 9.42 0 (2%) (9%) 4/24/19 Speedway Motorsports Sonic Financial 225 938 71% 100% 18.00 19.75 1 42% 9% 10/18/18 Valero Energy Partners Valero Energy $951 $2,927 68% 100% $42.25 $42.25 0 7% (12%) 3/10/08 Nationwide Financial Services Nationwide Mutual Insurance 2,440 8,806 66% 100% 47.20 52.25 2 38% (19%) 8/12/08 UnionBanCal Mitsubishi UFJ 3,511 10,147 65% 100% 63.00 73.50 3 26% 21% 2/21/05 Eon Labs Novartis 989 2,644 65% 100% 31.00 31.00 0 25% (30%) 4/3/17 World Point Terminals World Point Terminals 212 595 65% 100% 16.80 17.30 1 6% (2%) 11/1/10 CNA Surety Loews 475 1,219 61% 100% 22.00 26.55 1 38% 36% 1/24/07 21st Century Insurance Group AIG 758 1,934 61% 100% 19.75 22.00 2 33% 23% 10/9/06 NetRatings Nielsen 327 676 61% 100% 16.00 21.00 3 44% 37% 11/3/09 Landry's Restaurants Private (Tilman J Fertitta) 157 1,262 60% 100% 14.75 24.50 8 126% 37% 7/21/08 Genentech Roche 46,763 99,944 60% 100% 89.00 95.00 2 16% 16% ____________________ Source: Dealogic and public filings as of December 2, 2019. Note: Dollars in millions. Data sorted by initial acquiror ownership. Deal value represents value of the squeeze out. 18 (1) Premium to the share price one day prior to the leak or the announcement 60% - 69% Initial Ownership 70% - 80% Initial Ownership